UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Lulu’s Fashion Lounge Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lulu’s Fashion Lounge Holdings, Inc.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 11, 2024
2:00 p.m. (Eastern time)
Virtual Meeting Site: www.virtualshareholdermeeting.com/LVLU2024
LULU’S FASHION LOUNGE HOLDINGS, INC.
195 HUMBOLDT AVENUE
CHICO, CALIFORNIA 95928

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
April 23, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Lulu’s Fashion Lounge Holdings, Inc. at 2:00 p.m. Eastern time, on Tuesday, June 11, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,

John Black
Board Chair
i

Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this proxy statement are forward-looking statements, including but not limited to statements about our business plans, strategies and initiatives, including our environmental, social and governance (“ESG”) initiatives. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Lulus’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the factors discussed under the caption “Risk Factors” in Lulus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its other filings with the Securities and Exchange Commission that could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While Lulus may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change, except as required by law.
ii

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, JUNE 11, 2024
The Annual Meeting of Stockholders (the “Annual Meeting”) of Lulu’s Fashion Lounge Holdings, Inc., a Delaware corporation (the “Company”), will be held at 2:00 p.m. Eastern time on Tuesday, June 11, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LVLU2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•
To elect Evan Karp, Michael Mardy, David McCreight and Caroline Sheu as Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2024; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 17, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investors@lulus.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Naomi Beckman-Straus
General Counsel and Corporate Secretary
Chico, California
April 23, 2024
iii

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Lulu’s Fashion Lounge Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 11, 2024 (the “Annual Meeting”), at 2:00 p.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LVLU2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.001 par value per share, as of the close of business on April 17, 2024 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 41,326,868 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2023 (the “2023 Annual Report”) will be released on or about April 23, 2024 to our stockholders on the Record Date.
In this proxy statement, “Lulus,” “Company,” “we,” “us,” and “our” refer to Lulu’s Fashion Lounge Holdings, Inc. Our fiscal year is a “52-53 week” year ending on the Sunday closest in proximity to December 31, such that each quarterly period will be 13 weeks in length, except during a 53-week year when the fourth quarter will be 14 weeks. Unless the context requires otherwise, references herein to “fiscal 2022” and/or “2022” relate to the year ended January 1, 2023, “fiscal 2023” and/or “2023” refer to the year ended December 31, 2023, and “fiscal 2024” and/or “2024” refer to the year ending December 29, 2024. Fiscal 2022 and fiscal 2023 consisted of 52 weeks. Fiscal 2024 will also consist of 52 weeks.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 11, 2024
This Notice, Proxy Statement and our 2023 Annual Report to Stockholders are available at www.proxyvote.com.
Proposals
At the Annual Meeting, our stockholders will be asked:
•
To elect Evan Karp, Michael Mardy, David McCreight and Caroline Sheu as Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2024; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•
FOR the election of Evan Karp, Michael Mardy, David McCreight and Caroline Sheu as Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2024.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why You Received this Proxy Statement. You are viewing or have received these proxy materials because Lulus’ Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Lulus is making this proxy statement and its 2023 Annual Report available to its stockholders electronically via the Internet. On or about April 23, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access the notice, proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail, unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy online. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2024
ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 17, 2024. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 41,326,868 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in their name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or brokerage firm to obtain your 16-digit control number or otherwise vote through the bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum. If a share is deemed present at the Annual Meeting for any matter, it will be deemed present for all other matters. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.
Who can attend the Annual Meeting?
Lulus will hold its Annual Meeting virtually. You may attend the Annual Meeting online only if you are a Lulus stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/LVLU2024. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or in the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 2:00 p.m. Eastern time on June 11, 2024. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:45 p.m., Eastern time on June 11, 2024, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, online, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•	Online – You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone – You can vote by telephone by calling 1-800-690-6903 toll-free and following the instructions on the proxy card;
•	by Mail – You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting – If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 10, 2024. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date prior to the Annual Meeting;
•	by granting a subsequent proxy via telephone or online prior to the Annual Meeting;
•	by giving written notice of revocation to the Corporate Secretary of Lulus prior to or at the Annual Meeting; or
•	by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If, however, any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We believe that hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world, while saving the Company and investors time and money. A virtual meeting is also environmentally friendly and sustainable over the long-term. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/LVLU2024. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
Broadridge Financial Solutions, Inc. will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and information for how to obtain assistance will be located at www.virtualshareholdermeeting.com/LVLU2024.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson of the Annual Meeting or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Deloitte & Touche LLP.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner; and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, four (4) Class III Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2027 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have eleven (11) directors on our Board. Our current Class III Directors are Evan Karp, Michael Mardy, David McCreight and Caroline Sheu who have served on our Board since August 2017, October 2017, April 2021, and March 2023, respectively. The Board has nominated Evan Karp, Michael Mardy, David McCreight and Caroline Sheu for election as Class III Directors at the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose current term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose current term will expire at the Annual Meeting, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Directors are Dara Bazzano, John Black, Kelly McCarthy and Kira Yugay; the current Class II Directors are Anisa Kumar, Crystal Landsem, and Danielle Qi; and the current Class III Directors are Evan Karp, Michael Mardy, David McCreight and Caroline Sheu.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board shall consist of at least one member, and that our Board of Directors will be divided into three classes. The authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board of Directors shall consist of at least one member, with one class being elected at each annual meeting of stockholders. Other than any directors elected by the separate vote of the holders of one or more series of preferred stock, each director will serve a three-year term, and at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The classification of our Board of Directors could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our Company. Under our Amended and Restated Certificate of Incorporation, we are authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, and as of the Record Date, there are no outstanding shares of preferred stock.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, except as otherwise provided by the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and subject to the special rights of the holders of one or more series of preferred stock to elect directors, directors may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Company with the power to vote at an election of directors and, once the Sponsor Ownership Condition (as defined below) ceases to be satisfied, only for cause. If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class III Directors of the persons whose names and biographies appears below. In the event that any of Mr. Karp, Mr. Mardy, Mr. McCreight and Ms. Sheu should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board of Directors may elect to reduce its size. The Board of Directors has no reason to believe that any of Mr. Karp, Mr. Mardy, Mr. McCreight or Ms. Sheu will be unable to serve if elected. Each of Mr. Karp, Mr. Mardy, Mr. McCreight and Ms. Sheu has consented to being named in this proxy statement and to serve if elected.

In connection with our initial public offering, on November 10, 2021, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with H.I.G. Growth Partners - Lulu’s, L.P., a Delaware limited partnership (“H.I.G. Growth Partners”), Institutional Venture Partners XV, L.P., a Delaware limited partnership (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P., a Delaware limited partnership (“IVP XV Executive Fund”), Institutional Venture Partners XVI, L.P., a Delaware limited partnership (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board, a Canadian Crown Corporation (“CPPIB” and, together with H.I.G. Growth Partners and the IVP Holdcos, the “Stockholders”).
In connection with this Annual Meeting, H.I.G. Growth Partners has designated for nomination by the Board Mr. Karp as a Class III Director. For more information, see “Corporate Governance-Stockholders Agreement.”
“Sponsor Ownership Condition” means for so long as entities affiliated with the Stockholders maintain direct or indirect beneficial ownership of an aggregate of at least fifty percent of the voting power of all the then outstanding shares of voting stock of the Company.
Vote Required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the election of each of the below Class III Director nominees.

Nominees for Class III Director (Terms to Expire at the 2027 Annual Meeting)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class III Directors are as follows:
Name	Age	Served as a Director Since	Position with Lulus
Evan Karp	47	2017	Director
Michael Mardy	75	2017	Director
David McCreight	61	2021	Director
Caroline Sheu	51	2023	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director nominee for election at the Annual Meeting are as follows:
Evan Karp
Evan Karp has served on our Board of Directors since August 2017 and served as a board member of Lulu’s Holdings, L.P. (a predecessor entity) since July 2014. Mr. Karp previously served as the Chair of our Board of Directors from December 2021 to March 2023. Mr. Karp has been a Managing Director at H.I.G. Growth Partners, focusing on e-commerce, software and tech-enabled business services, since January 2018. Prior to that, he was a Principal at H.I.G Growth Partners from May 2012 to December 2017. Prior to H.I.G. Growth Partners, Mr. Karp was a Principal at SKM Growth Investors investing primarily in consumer oriented, multi-channel businesses and served as a board representative for numerous portfolio companies from July 2001 to April 2012. Prior to that, he was an Associate at J.H. Whitney & Co. He began his career at Salomon Smith Barney focusing on telecom mergers and acquisitions advisory services. Mr. Karp currently serves on the boards of directors of a number of privately held companies, including Accounting Seed, Inc., myKaarma and Cocona Labs. Mr. Karp graduated from the Business Honors Program at the University of Texas at Austin with a B.A. in Finance.
Mr. Karp has experience with information technology, strategic technology, cybersecurity and risk management. Mr. Karp’s involvement with his respective firms’ investments in many e-commerce, consumer-retail and digital marketing companies over the past 20 years, including investments in the retail industry, in-depth knowledge and industry experience, coupled with his skills in private financing and strategic planning, provide him with the qualifications and skills to serve as a director.
Michael Mardy
Michael Mardy has served on our Board of Directors since October 2017. Mr. Mardy served as Executive Vice President and director of specialty retailer, Tumi Holding Inc. from July 2003 to August 2016. Prior to joining Tumi, from 1996 to 2002, he served as Executive Vice President and Chief Financial Officer of Keystone Foods LLC, a processor and distributor, supplying the quick service restaurant industry. From 1982 to 1996, he served as Senior Vice President, Chief Financial Officer and in various other finance positions at Nabisco Biscuit Company, a snack food and consumer products company. Mr. Mardy currently serves on the board of directors of Vince Holding Corp., where he acts as the board chairman and the audit committee chair, and The Eastern Company, where he also acts as the audit committee chair. Mr. Mardy also currently serves on the boards of directors of a number of privately held companies. Mr. Mardy previously served on the board of directors of David’s Tea Inc. from June 2016 until June 2018, on the board of directors of Keurig Green Mountain Inc. from 2007 until 2016 and on the board of directors of ModusLink Global Solutions, Inc. from 2003 until 2013, in each case acting as audit committee chair and a member of their respective compensation committees. Mr. Mardy also served on the New York Stock Exchange Advisory Board from 2014 until 2016 and is a trustee of the New Jersey chapter of the Financial Executive Institute. Mr. Mardy holds an M.B.A. from Rutgers University and a B.A. in History from Princeton University.
Mr. Mardy’s experience as a chief financial officer in the e-commerce, consumer/retail, apparel/accessories and digital marketing industry sectors and vast knowledge of operations, including global supply chain, human capital management and technology aspects of business operations, provide him with valuable and relevant experience in management and leadership of complex organizations, extensive industry knowledge and the qualifications and skills to serve as a director.

David McCreight
David McCreight has served on our Board of Directors since April 2021. Mr. McCreight previously served as our Executive Chairman from March 2023 to March 2024 and as our Chief Executive Officer from April 2021 to March 2023. Prior to Lulus, he was the Chief Executive Officer of Anthropologie Group, Inc. from 2011 to April 2018. He also served as the President of URBN, Inc. from 2016 to April 2018, and as President at Under Armour, Inc. from 2008 to 2010. He is currently a board member of CarMax, Inc., where he has served on the compensation committee since 2023 and previously served on the audit committee from 2018 to 2023. From May 2019 to May 2023, Mr. McCreight was a board member of Wolverine Worldwide, Inc., where he also served on the compensation and governance committees. He received his B.A. degree from the University of Virginia.
Mr. McCreight’s broad knowledge of the e-commerce and omni-consumer/retail, apparel/accessory and digital marketing industry sectors, extensive leadership experience, including overseeing general management and business operations, digital marketing/brand development, global supply chains and human capital management, and apparel and direct-to-consumer experience as our former Chief Executive Officer provide him with the qualifications and skills to serve as a director.
Caroline Sheu
Caroline Sheu has served on our Board of Directors since March 2023. Ms. Sheu has served as Global Director, DTC Marketing at Google since September 2020, where she leads digital marketing for Google Store and drives Google's direct-to-consumer marketing vision and agenda for Google Devices & Services. She previously served as Senior Vice President, North America Marketing, from 2017 to 2020 at Ancestry, Inc. From 2015 to 2017, Ms. Sheu served as Vice President, Global Digital & Customer Marketing at Gap Inc., where she led the central marketing organization and managed digital and mobile transformation initiatives across the company's omnichannel brands. Ms. Sheu has also served as Senior Vice President and Chief Marketing Officer for Care.com, the leading online marketplace for care services. Ms. Sheu has served as an independent director for PROG Holdings, Inc. since September 2021. Ms. Sheu earned a J.D./M.B.A. from the University of Chicago, an M.A. degree from the University of California-Berkeley, and a B.A. degree from the University of California-Los Angeles.
Ms. Sheu has successfully launched high-growth, direct-to-consumer concepts at leading brands and has a first-hand understanding of the role of data and technology in the consumer experience. Ms. Sheu’s broad knowledge of the e-commerce, consumer/retail, apparel/accessories and digital marketing industry sectors, as well as relevant business experience in management and business operations, provide her with the qualifications and skills to serve as a director.
Continuing Members of the Board of Directors:
Class I Directors (Terms to Expire at the 2025 Annual Meeting)
The current members of the Board of Directors who are Class I Directors are as follows:
Name	Age	Served as a Director Since	Position with Lulus
Dara Bazzano	55	2022	Director
John Black	60	2017	Director and Chair
Kelly McCarthy	42	2023	Director
Kira Yugay	39	2022	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:
Dara Bazzano
Dara Bazzano has served on our Board of Directors since January 2022. Ms. Bazzano has served as T-Mobile’s SVP, Chief Accounting Officer, while also overseeing the T-Mobile/Sprint finance integration and associated business-led, back office transformation, since July 2020. At T-Mobile, she also leads the corporate accounting, technical and policy, SEC reporting, finance operations and innovation teams. From April 2018 to July 2020, Ms. Bazzano previously served as Chief Accounting Officer at CBRE, the world’s largest commercial real estate services and investment company, where she led the global controller, finance technology and compliance organization. Prior to that, from July 2013 to April 2018, Ms. Bazzano was Chief Accounting Officer, VP of Finance and Global Corporate Controller at GAP Inc., and served in Assurance Partner roles at PwC from 2011 to 2013, and KPMG from 2000 to 2011, in each case in the consumer, retail and technology industries. Ms. Bazzano serves as an independent director for Self Financial, Inc. and is on the board of Girls on the Run International. Ms. Bazzano received a B.S. from California State University of Sacramento.
Ms. Bazzano’s extensive finance and accounting experience, knowledge of the e-commerce, consumer/retail, apparel/accessories and digital marketing industry sectors, relevant business experience in management, business operations, human capital management and environmental, social and governance (“ESG”) compliance, as well as her experience serving as an executive officer of public companies, provide her with the qualifications and skills to serve as a director.
John Black
John Black has served on our Board of Directors since October 2017 and has served as the Chair of our Board of Directors since March 2024. Mr. Black was with H.I.G. Capital from 1996 until 2022, where he led or had a significant role in more than forty H.I.G. Capital investments in a wide range of industries including e-commerce, technology, software, digital adtech, media, healthcare, consumer, and business service companies. Most recently with H.I.G., Mr. Black served as a Senior Advisor at H.I.G. Growth Partners from July 2021 through June 2022. From March 2010 to July 2021, he served as the Head of H.I.G. Growth Equity, the dedicated growth equity investment affiliate of H.I.G. Capital. Prior to H.I.G. Capital, Mr. Black was a senior professional with several leading firms working with lower middle market businesses to identify and implement operational initiatives to enable the businesses to realize their full growth potential. Mr. Black has held several executive level management positions, including chief operating officer and chief financial officer. Mr. Black began his career in the Corporate Finance Group at Ernst & Young. He currently serves on the board of directors of Adtheorent Holding Company, Inc., where he also serves on the audit committee and nominating and corporate governance committee. Mr. Black received his B.A. in Applied Mathematics from Harvard University.
Mr. Black’s experience as an executive level manager and in leadership roles in a wide range of industries (including the e-commerce, consumer/retail, apparel/accessories and digital marketing sectors) and business situations provides him with valuable and relevant experience in finance, accounting, reporting, operational matters, human capital management, ESG compliance, and leadership of complex organizations, and the qualifications and skills to serve as a director.
Kelly McCarthy
Kelly McCarthy has been a member of our Board of Directors since August 2023. She currently collaborates with a diverse range of entities, including organizations, public figures, CEOs, government officials, investors, hedge fund managers, and senior executives, to foster growth and strategize through periods of transition or in special situations. Since October 2019, she has held the position of Managing Director at Boketto, Inc., where she offers guidance and assumes various operational, leadership, and advisory roles within consumer companies backed by private equity across different sectors. Additionally, from January 2023 to April 2024, Ms. McCarthy served as the Interim Chief Executive Officer of Kent Outdoors, transitioning from her role on the Board of Directors during a critical period of company transition and a subsequent change of control. Prior to her current roles, Ms. McCarthy held significant positions across several industries after starting her career in technology. From July 2017 to October 2019, she served as Senior Vice President of Brands Communications at Louis Vuitton Moët Hennessy (“LVMH”), playing a pivotal role in guiding innovation across LVMH maisons and ensuring the deployment of modern consumer mechanisms worldwide. Preceding her tenure at LVMH, from October 2014 to July 2017, she held various roles at Nike, where she oversaw multiple facets of product creation, retail, omnichannel distribution, management, and business development. Her roles at Nike included General Manager for Collectible (Launch) Sneakers and positions in NikeLab (Capsule Collections/Retail) and Strategy (Digital/Partnerships) across the global organization during a transformative period. Before her time at Nike,

Ms. McCarthy served as the Managing Director of VaynerMedia in New York, a prominent full-service digital advisory firm and venture fund. Additionally, she holds board and advisory positions with various entities, including Kent Outdoors, Newman’s Own, Inc., Goldman Sachs’ Merchant Banking Division, and Oatly, Inc. Ms. McCarthy earned her B.A. in History from the University of Colorado.
Ms. McCarthy's extensive global executive and governance experience, coupled with her expertise in corporate strategy, technology infrastructure, supply chain management, strategic growth, global innovation, organizational design, and consumer development, equips her with valuable insights in technology and operational matters, human capital management, corporate governance, and leading complex organizations during times of change or distress. These qualifications and skills make her well-suited to serve as a director.
Kira Yugay
Kira Yugay has served as a member of our Board of Directors since March 2022. Since March 2019, Ms. Yugay has served in roles of increasing responsibility at H.I.G. Capital, where she currently serves as a Principal. At H.I.G. Capital, Ms. Yugay focuses on private equity investments in middle market businesses in the technology sector and is responsible for all key aspects of the transaction process, including deal origination, transaction structuring and negotiating, and post-closing portfolio company oversight. Prior to joining H.I.G. Capital, Ms. Yugay held private equity investing roles at Warburg Pincus, a private equity firm, from August 2014 to July 2018, and at Greenbriar Equity Group, a private equity firm, from August 2010 to July 2012. In addition, Ms. Yugay has also previously held operating roles at healthcare services and technology companies. Ms. Yugay began her career at Citigroup in 2007, where she advised clients on mergers & acquisitions, capital raises, and other strategic initiatives. Ms. Yugay also serves on the board of directors of a privately held company. Ms. Yugay received a B.A. in Art History with a Concentration in Mathematics from Columbia University and an M.B.A. from Harvard Business School.
Ms. Yugay’s experience in finance and private equity, as well as her relevant experience with information technology, strategic technology, cybersecurity and operational matters, provides her with the qualifications and skills to serve as a director.
Class II Directors (Terms to Expire at the 2026 Annual Meeting)
The current members of the Board of Directors who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Position with Lulus
Anisa Kumar	48	2022	Director
Crystal Landsem	40	2023	Chief Executive Officer and Director
Danielle Qi	39	2017	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Anisa Kumar
Anisa Kumar has served as a member of our Board of Directors since November 2022. Since November 2021, Ms. Kumar has been the Chief Customer Officer at Narvar, leading all aspects of global implementation, customer success and support and customer strategy. Prior to joining Narvar, Ms. Kumar held several senior level e-commerce and operations leadership roles, including Senior Vice President and Managing Director, U.S. Direct to Consumer, at Levi Strauss & Co from February 2014 to November 2021. From August 2009 to July 2014, she also held senior operations, finance, and strategy roles at Walmart.com, after over five years of leading merchandising, marketing, and strategy finance teams at Target Corporation. Ms. Kumar earned an M.S. degree from the University of Bombay and an M.B.A. from the University of California-Davis.
Ms. Kumar's extensive knowledge of e-commerce, marketing, consumer/retail operations, implementation and customer strategy as an executive level officer and leadership roles provide her with the qualifications and skills to serve as a director.

Crystal Landsem
Crystal Landsem has served as a member on our Board of Directors and as Chief Executive Officer since March 2023. Ms. Landsem previously served as our Co-President from July 2020 to March 2023 and Chief Financial Officer from September 2015 to March 2023. Previously, she was the Co-Founder and Chief Financial Officer of sqwrl LLC, a consulting and project management services firm, where she oversaw finance and accounting functions, budgeting, forecasting, cash management, accounting, and analysis for small to mid-sized e-commerce companies from August 2015 to January 2016. Ms. Landsem served as the Director of Finance for 11 Main, an Alibaba Group Company, where she was responsible for the administrative, financial, and risk management operations of five U.S.-based Alibaba companies from May 2012 to August 2015. Ms. Landsem received her B.A. in Business Administration with an option in Accounting from California State University-Chico.
Ms. Landem’s knowledge of e-commerce, extensive leadership and management experience, including overseeing finance and accounting functions, and apparel and direct-to-consumer experience as our former Co-President and Chief Financial Officer, provide her with the qualifications and skills to serve as a director.
Danielle Qi
Danielle Qi has served on our Board of Directors since August 2017 and served as a board member of Lulu’s Holdings, L.P. (a predecessor entity) since July 2017. Ms. Qi has served as a Managing Director at H.I.G. Capital, LLC (“H.I.G. Capital”), a leading private equity investment firm, since April 2021, focusing primarily on the internet, technology-enabled services, and software sectors. Prior to that, she was a Principal and Vice President at H.I.G. Capital since July 2018 and July 2015, respectively. From December 2012 to June 2015, Ms. Qi worked at Alliance Holdings, a private equity firm focused on lower middle market companies in a wide range of industries. Ms. Qi currently serves on the board of directors of Adtheorent Holding Company, Inc., as well as on the board of directors of a number of privately held companies. Ms. Qi received a B.S. in Economics and B.A. in History from the University of Pennsylvania and an M.B.A. from the Kellogg School of Management at Northwestern University.
Ms. Qi’s experience managing companies in a wide range of industries, including the e-commerce, consumer/retail, and apparel/accessories sectors, and knowledge of complex financial matters provide her with valuable and relevant experience in strategic planning and technology, corporate finance, financial reporting, cybersecurity and leadership of complex organizations and the qualifications and skills to serve as a director.

Board Skills and Diversity Matrixes
The below board skills and diversity matrixes reflect certain self-reported statistics about the current eleven members of our Board of Directors.

Board Skills Matrix (As of April 23, 2024)

EXPERIENCE AND EXPERTISE	Dara Bazzano	John Black	Evan Karp	Anisa Kumar	Crystal Landsem	Mike Mardy	Kelly McCarthy	David McCreight	Danielle Qi	Caroline Sheu	Kira Yugay
PUBLIC COMPANY BOARD EXPERIENCE											
Director Experience	✓ (1)	✓	✓ (1)	✓	✓ (1)	✓	✓ (1)	✓	✓	✓	✓ (1)
Audit Committee Experience	✓ (1)	✓ (1)	✓ (1)			✓		✓	✓ (1)	✓	
Compensation Committee Experience	✓ (1)	✓		✓ (1)		✓		✓	✓ (1)		
NCGC Experience	✓ (1)	✓				✓	✓ (1)	✓	✓ (1)	✓	
Technology / Cybersecurity Experience	✓			✓ (1)		✓		✓		✓	✓
Other Committee Experience	✓					✓					
C-SUITE MANAGEMENT EXPERIENCE											
Chief Executive Officer					✓ (1)		✓	✓			
Chief Financial Officer		✓			✓ (1)	✓					✓
Chief Operating Officer		✓			✓ (1)	✓					
Chief Technology Officer						✓					
Chief Marketing Officer										✓	
Other	✓	✓		✓	✓ (1)	✓					
RELEVANT BUSINESS EXPERIENCE											
General Mgmt. / Business Operations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Digital Marketing / Brand Development		✓	✓	✓	✓ (1)	✓	✓	✓	✓	✓	
Global Supply Chain	✓			✓		✓	✓	✓			
Human Capital	✓	✓			✓ (1)	✓	✓	✓	✓		
Technology	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓
RELEVANT INDUSTRY EXPERIENCE											
Ecommerce	✓	✓	✓	✓	✓		✓	✓	✓	✓	
Consumer / Retail	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Apparel / Accessories	✓	✓	✓ (1)	✓	✓	✓	✓	✓	✓	✓	
Digital Marketing		✓	✓	✓	✓ (1)		✓	✓	✓	✓	
CORPORATE RISK MANAGEMENT EXPERIENCE											
IT / Strategic Tech / Cybersecurity	✓		✓	✓		✓	✓	✓	✓	✓	✓
ESG Compliance	✓	✓		✓				✓		✓	
Risk Management	✓	✓	✓	✓	✓	✓	✓			✓	
Legal / Regulatory	✓			✓	✓	✓				✓	
FINANCIAL EXPERTISE											
Financial Analyst	✓	✓	✓	✓	✓	✓			✓		✓
M&A	✓	✓	✓	✓	✓	✓			✓		✓
Other	✓			✓		✓					
ACCOUNTING EXPERTISE											
CPA	✓				✓ (2)	✓					
Public Company Reporting	✓	✓		✓	✓	✓					
Other	✓			✓		✓					

(1) *Based on LVLU experience*

(2) *Renewed, but inactive*

Board Diversity Matrix (As of April 23, 2024)
Total Number of Directors	11
	Female	Male	Did Not Disclose Gender
Part I: Gender Identity
Directors	7	4	0
Part II: Demographic Background
African American or Black	0	0
Alaskan Native or Native American	0	0
Asian	4	0
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	4	4
Two or More Races or Ethnicities	1	0
LGBTQ+	0	0
Did Not Disclose Demographic Background	0	0

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2024. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Deloitte & Touche LLP has served as our independent registered public accounting firm for 7 years, including the fiscal year ended December 31, 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 28, 2025. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 29, 2024.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Lulu’s Fashion Lounge Holdings, Inc. (the “Company”) for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Michael Mardy (Chair)
Dara Bazzano
John Black

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees in connection with professional services rendered by Deloitte & Touche LLP, our independent registered public accounting firm, for each of the last two fiscal years:
	Fiscal Years Ended
Fee Category	December 31, 2023	January 1, 2023
Audit Fees	$1,357,197	$1,233,395
Audit Related Fees	$1,895	$1,895
Tax Fees	—	—
All Other Fees	—	—
Total Fee	$1,359,092	$1,235,290
Audit Fees
Audit fees for the fiscal year ended December 31, 2023 included fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including review of our Registration Statement filed with the SEC on Form S-8 and consultation on accounting matters directly related to the audit.
Audit fees for the fiscal year ended January 1, 2023 included fees and related expenses for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC, including review of our Registration Statement filed with the SEC on Form S-8 and consultation on accounting matters directly related to the audit.
Audit Related Fees
Audit related fees for the fiscal year ended December 31, 2023 and the fiscal year ended January 1, 2023 included the cost of a subscription to an accounting research tool for both the fiscal years.
Tax Fees
There were no such fees for the fiscal year ended December 31, 2023 and the fiscal year ended January 1, 2023.
All Other Fees
There were no such fees for the fiscal year ended December 31, 2023 and the fiscal year ended January 1, 2023.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may review and pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed during the fiscal years ended December 31, 2023 and January 1, 2023.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Crystal Landsem	40	Chief Executive Officer and Director
Mark Vos	54	President and Chief Information Officer
Tiffany Smith	48	Chief Financial Officer
Laura Deady	40	Chief Merchandising Officer
Crystal Landsem
The biographical information for Ms. Landsem is included above in Proposal 1-Election of Directors.
Mark Vos
Mark Vos has served as our President since March 2023 and Chief Information Officer since January 2018. Mr. Vos served as our Co-President from July 2020 to March 2023. Prior to that, Mr. Vos held roles of increasing responsibility at the Company since October 2015. Previously, Mr. Vos was the Co-Founder and Chief Executive Officer of sqwrl LLC, a consulting and project management services firm from July 2015 to March 2016. He also served as Senior Director of Engineering at 11 Main, an Alibaba Group Company, from December 2013 to July 2015. Mr. Vos holds a Masters in International Management from Universität zu Köln, Germany and a MSc in Business Administration from Erasmus University Rotterdam, The Netherlands.
Tiffany Smith
Tiffany Smith has served as our Chief Financial Officer since March 2023. Ms. Smith joined Lulus in April 2021 as Vice President of Finance where she oversaw all aspects of accounting, internal and external financial reporting, tax and external audits. She also managed the critical financial reporting aspects leading up to the Company’s IPO in November 2021. Previously, Ms. Smith held finance leadership roles at several consumer facing retail and e-commerce companies, including as the VP, Controller of Fashion Nova from September 2020 to April 2021 and the VP of Finance of Hot Topic from September 2018 to July 2020. She also spent over ten years in various finance leadership positions at Nordstrom from January 2008 to September 2018, including as the Controller of Nordstrom’s online, off-price division, and the Director of Internal Audit. Prior to joining Nordstrom, she held various audit and accounting roles of increasing responsibility in other industries and at other companies, including Deloitte & Touche LLP. Ms. Smith holds a CPA license in California and received an M.B.A. degree in Business Administration with an emphasis in Accounting and Finance from University of Michigan Ann Arbor and a B.S. degree in Finance from Oakland University.
Laura Deady
Laura Deady has served as our Chief Merchandising Officer since January 2024. From April 2021 to January 2024, Ms. Deady served as Head of Buying and Merchandising, Senior Managing Director: Apparel, Accessories, Footwear and Vintage at Urban Outfitters. She held several senior leadership roles in buying and merchandising, including Senior Director of Merchandising, Women's Apparel, Handbags and Accessories at Michael Kors from May 2019 to April 2021, Senior Global Merchant, Handbags and Accessories at Free People from April 2018 to May 2019 and multiple roles, including most recently as Director of Buying, Handbags and Accessories at Macy’s from December 2011 to April 2018. She received her B.A. in Applied Science and Fashion Marketing from Parsons the New School for Design, studied Fashion Marketing and Communication at the London College of Fashion and received her B.S. in Textiles, Merchandising, and Fashion Design from the University of Rhode Island.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, an Insider Trading Compliance Policy, a Policy for the Recovery of Erroneously Awarded Compensation and charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Technology and Innovation Committee to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our Policy for the Recovery of Erroneously Awarded Compensation in the “Governance” section of our website at investors.lulus.com, or by writing to our Corporate Secretary at our office at 195 Humboldt Avenue, Chico, California 95928. Our Insider Trading Compliance Policy was included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Board Composition
Our Board of Directors currently consists of eleven members: Dara Bazzano, John Black, Evan Karp, Anisa Kumar, Crystal Landsem, Michael Mardy, Kelly McCarthy, David McCreight, Danielle Qi, Caroline Sheu and Kira Yugay. As set forth in our Amended Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board of Directors shall consist of at least one member, and that our Board of Directors will be divided into three classes. The authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board of Directors shall consist of at least one member, with one class being elected at each annual meeting of stockholders. Each director will serve a three-year term, and subject to the special rights of the holders of one or more series of preferred stock to elect directors, at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The classification of our Board of Directors could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our Company. Under our Amended and Restated Certificate of Incorporation, we are authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, and as of the Record Date, there are no outstanding shares of preferred stock.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, except as otherwise provided by the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and subject to the special rights of the holders of one or more series of preferred stock to elect directors, directors may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Company with the power to vote at an election of directors and, once the Sponsor Ownership Condition ceases to be satisfied, only for cause.
Director Independence
Dara Bazzano, John Black, Anisa Kumar, Michael Mardy, Kelly McCarthy and Caroline Sheu each qualify as “independent” in accordance with the listing requirements of The NASDAQ Stock Market LLC (“Nasdaq”). Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Crystal Landsem is our Chief Executive Officer, David McCreight was our Executive Chairman until March 6, 2024 and former Chief Executive Officer, and that Evan Karp, Danielle Qi, and Kira Yugay are currently affiliated with H.I.G. Growth Partners, one of our significant stockholders. Following the expiration of Mr. Black’s contract with H.I.G. Growth Partners in June 2022, the Board of Directors determined that Mr. Black qualifies as independent under Nasdaq rules.
There are no family relationships among any of our directors or executive officers. Ms. Landsem, our Chief Executive Officer, and Mr. Vos, our President and Chief Information Officer, are involved in a personal relationship and share a personal residence. Our Board of Directors is informed of the relationship, and we have taken appropriate actions to ensure compliance with Company policies and procedures.
Stockholders Agreement
In connection with our initial public offering, on November 10, 2021, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with H.I.G. Growth Partners - Lulu’s, L.P., a Delaware limited partnership (“H.I.G. Growth Partners”), Institutional Venture Partners XV, L.P., a Delaware limited partnership (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P., a Delaware limited partnership (“IVP XV Executive Fund”), Institutional Venture Partners XVI, L.P., a Delaware limited partnership (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board, a Canadian Crown Corporation (“CPPIB” and, together with H.I.G. Growth Partners and the IVP Holdcos, the “Stockholders”).
H.I.G. Growth Partners is entitled to designate for nomination by the Board: up to four directors at any time if at any time it owns in the aggregate 30% or more of all issued and outstanding shares of common stock; up to three directors if at any time it owns in the aggregate 20% or more of all issued and outstanding shares of common stock; up to two directors if it any time it owns in the aggregate 10% or more of all issued and outstanding shares of common stock; and one director if it owns less than 10% of common stock but at least 5% or more of all issued and outstanding shares of common stock. In connection with this Annual Meeting, H.I.G. Growth Partners has designated for nomination by the Board Mr. Karp as a Class III Director. Additionally, Ms. Qi and Ms. Yugay are designees of H.I.G. Growth Partners. While H.I.G. Growth Partners has the contractual right to designate a fourth director candidate, it has determined not to designate another candidate for nomination at this time. IVP Holdcos are entitled to designate for nomination by the Board one director if at any time it owns in the aggregate 10% or more of all issued and outstanding common stock. IVP Holdcos have determined not to designate a candidate for nomination at this time. In addition, H.I.G. Growth Partners, IVP Holdcos and CPPIB agreed to vote, or cause to be voted, all outstanding shares of common stock beneficially owned by them (or any of their “Permitted Transferees” as defined in the Stockholders Agreement) at any annual or special meeting of stockholders of the Company at which directors are to be elected or removed to take all “Necessary Action” (as defined in the Stockholders Agreement) in their capacity as stockholders of the Company to cause the election or removal of their respective designees as directors.
No Stockholder shall have any voting obligations after any time as such Stockholder beneficially owns in the aggregate less than ten percent of all issued and outstanding shares of common stock. As of April 17, 2024, entities affiliated with H.I.G. Growth Partners beneficially owned 33.4% of our common stock, entities affiliated with CPPIB beneficially owned 18.1% of our common stock and entities affiliated with IVP Holdcos beneficially owned 18.3% of our common stock. In connection with the 2024 Annual Meeting of Stockholders, H.I.G. Growth Partners has designated for nomination by the Board Mr. Karp as a Class III Director.
The Stockholders Agreement terminates, as to each individual party but not collectively to all parties, upon the earliest to occur of any of the following (a) each of H.I.G. Growth Partners, the IVP Holdcos, and CPPIB ceasing to beneficially own any shares of common stock; and (b) the unanimous written consent of the Company and each of H.I.G. Growth Partners (if they continue to beneficially own any shares of common stock), each of the IVP Holdcos (if they continue to beneficially own any shares of common stock) and CPPIB (if they continue to beneficially own any shares of common stock). The rights and obligations of (i) H.I.G. Growth Partners under the Stockholders Agreement shall terminate upon H.I.G. Growth Partners ceasing to beneficially own any shares of common stock; (ii) the IVP Holdcos under the Stockholders Agreement shall terminate upon the IVP Holdcos ceasing to beneficially own any shares of common stock; and (iii) CPPIB under the Stockholders Agreement shall terminate upon CPPIB ceasing to beneficially own any shares of common stock.

Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board of Directors and filling vacancies on the Board of Directors. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Our Class III Director nominees were recommended or first joined our Board of Directors as follows: (i) Evan Karp was recommended by entities affiliated with H.I.G. Growth Partners, one of our significant stockholders, pursuant to the Stockholders Agreement, and served on our Board of Directors since August 2017 and as a board member of Lulu’s Holdings, L.P. (a predecessor entity) since July 2014, prior to the Company’s initial public offering; (ii) Michael Mardy served on our Board of Directors since 2017, prior to the Company's initial public offering; (iii) David McCreight joined the Company as its Chief Executive Officer in 2021 and was elected to serve on our Board of Directors at that time, prior to the Company’s initial public offering; and (iv) Caroline Sheu was recommended by a third-party search firm.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; the candidate’s professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board of Directors.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with written consent by the potential director candidate to being named in the proxy statement, a description of any direct or indirect material interest in any material contract or agreement between the stockholder nominating the potential director candidate and the potential director candidate, and appropriate biographical information and background materials, including a completed and signed questionnaire, representation and agreement, as provided in Lulus’ Amended and Restated Bylaws to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 195 Humboldt Avenue, Chico, California 95928. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders
The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Board Chair consider to be important for the directors to know. The Corporate Secretary will not forward to the directors communications received which are of a personal nature or not related to the duties and responsibilities of the Board of Directors, including, without limitation, mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, personal grievances, opinion surveys, and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board of Directors, any committee of the Board of Directors, any individual director, or any group of directors (such as our independent directors) should address such communications to the Board of Directors in writing: c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 195 Humboldt Avenue, Chico, California 95928.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Board Chair and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently separate the positions of Board Chair and Chief Executive Officer and have appointed Mr. Black as an independent Board Chair, effective as of March 6, 2024. Mr. McCreight previously served as our Chief Executive Officer and became our Executive Chairman, effective as of March 6, 2023 until his term expired on March 6, 2024. In appointing Mr. Black as the Board Chair, the Board of Directors determined that doing so would serve the best interests of the stockholders as it would promote a number of important objectives: it would provide important continuity to Board leadership as Mr. Black has served on the Board of Directors since 2017, emphasize the Board’s commitment to independent governance of the Company, and add a substantial strategic perspective to the Chair position given Mr. Black's background in corporate finance and private equity with experience in relevant industries, including the e-commerce, consumer/retail, apparel/accessories and digital marketing sectors. In making these judgments, the Board of Directors took into account its evaluation of Mr. Black's performance on the Board of Directors and the strategic perspective and experience he brings from his track record as a senior operating executive together with his extensive experience in working with management teams to develop and successfully implement strategic business plans as a private equity executive. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time.
Our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. At times when the Board Chair is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may appoint a Lead Independent Director. We do not currently have a Lead Independent Director as our Board Chair qualifies as independent. We believe the current structure of the Board of Directors supports the risk oversight functions described below through our independent directors at the Board level and independent leadership at the Board committee level with ultimate oversight by the full Board of Directors led by our independent Chair.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management reviews and discusses strategic and operational risks at regular management meetings. Throughout the year, senior management reviews and discusses these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations and/or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and also oversees management of financial and cybersecurity risks and potential conflicts of interest. The Technology and Innovation Committee is responsible for reviewing and evaluating the Company's technology risk management, including but not limited to, the Company's programs, policies, practices and safeguards for information technology, information security, cybersecurity, data protection and privacy, and providing periodic reports to the Audit Committee regarding such matters. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and other compensatory arrangements. Our Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework and environmental, social and governance framework. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors has an active role in overseeing management of the Company’s risks and is regularly informed through committee reports about such risks. The Board of Directors does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Business Conduct and Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, investors.lulus.com, under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Insider Trading Compliance Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from, among other things, purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Policy for the Recovery of Erroneously Awarded Compensation
Based on the recommendation of the Compensation Committee, our Board of Directors approved a Policy for the Recovery of Erroneously Awarded Compensation (“Clawback Policy”) in compliance with the SEC’s and Nasdaq’s recently adopted final rules. Our Clawback Policy requires the repayment of certain cash and equity-based incentive compensation provided to current or former executive officers in connection with a restatement of financial statements if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.
Attendance by Members of the Board of Directors at Meetings
There were eleven (11) meetings of the Board of Directors during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, a majority of incumbent directors attended at least 75% of the aggregate of (i) all meetings of the Board of Directors; and (ii) all meetings of the committees on which the director served during the period in which he or she served as a member. The directors who were unable to attend at least 75% of the aggregate of all applicable Board and committee meetings due to work, travel or personal scheduling conflicts were Mr. Karp and Ms. Qi, who each attended 73% of such meetings. All incumbent directors attended 100% of the regularly scheduled quarterly meetings of the Board of Directors and meetings of the committees on which the director served during the period in which he or she served as a member.
Under our Corporate Governance Guidelines, which are available on our website at investors.lulus.com, a director is expected to spend the time and effort necessary to properly discharge their responsibilities.

Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Board Chair or chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances, directors will attend.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE
At Lulus, we believe in being responsible business stewards and strive to understand the impact that our business has on our community and the planet.
With this in mind, we aim to shape Lulus’ growth with responsibility and ethics, prioritizing the customer and employee experience. Under the leadership of our executive team and the Nominating and Corporate Governance Committee, we have formalized the Lulus approach to Environmental, Social, and Governance (“ESG”). We established our strategic ESG priorities after conducting a materiality assessment process leading to the areas set forth below.

We look forward to continuing to share our values, our accomplishments to date, and our ambitions for the future.
PEOPLE
People are at the core of our values. We support our employees, our customers, our suppliers, the individuals who make our products, and our communities. We are proud of both the internal employee experience and the way we work with suppliers around the world, governed by policies to support our high labor standards.
Belonging, Dignity, Justice, and Joy (“BDJJ”). We are committed to fostering an environment where everyone feels honored and respected when they are being their authentic self. Our BDJJ program is backed by strong leadership support, and we have a dedicated Learning and Development team, as well as active employee Affinity Groups.
•	All employees have access to ongoing BDJJ learning sessions.
•	Our BDJJ efforts include internal BDJJ task forces, affinity groups for employees, and dedicated space in our monthly newsletter for a BDJJ focus topic.
•	Since 2020, we have meaningfully increased the representation of influencers, content creators, and models on our platforms who identify as Black, Indigenous, and People of Color (BIPOC).
For Women. As a Company founded by women, selling clothing and other products for women, we are committed to upholding gender equality as well as supporting causes important to women and girls.
•	Our Board is made up of 64% women, compared to the U.S. public company average of approximately 29%.
•	We are proud to have 58% of our Company leadership made up of women.
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We have a long history of supporting women-focused nonprofit, such as, in 2023, EmpowHer Institute, Inc. and Delta Sigma Theta Sorority, Inc. In 2024, we are collaborating with Gyrl Wonder on a year-long sponsorship of their programming that promotes professional development for girls and young women of color in the fashion and creative industries.

Employee Engagement and Wellbeing. Employee health, safety, and wellbeing are core to our values. We prioritize offering benefits and programs to ensure our employees are engaged at work and able to thrive in all areas of their lives.
•	We are proud to offer competitive employee benefits, an employee stock purchase program, paid sick time, and paid parental leave; in 2023, we doubled the paid time off for entry level employees.
•	Our dedicated learning and development team supports employees in their career and personal development.
•	We have taken proactive and precautionary steps to protect the health and safety of our employees, including in relation to the COVID-19 pandemic.
Labor Standards. We recognize that beyond our direct employees, there are many people who create the products in our supply chain, and they have a right to dignity and ethical treatment in the workplace.
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Our Vendor and Supplier Code of Conduct lays out our expectations for all companies producing products for Lulus, based on the United Nations Guiding Principles on Business and Human Rights and International Labor Organization Conventions. We provide all our vendors with training courses on responsible sourcing and manufacturing.

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We are increasing our understanding of and ability to audit our supply chain, with collection of factory location information from our Vendors and through a phased-in implementation of a factory audit program. In 2023, we started the first phase of third-party audits, using a risk-based evaluation process to prioritize factory audits.

THE PLANET
At Lulus, we understand that our business has an impact on the environment, and as we scale, we have a responsibility to find ways to do so in a more sustainable manner.
GHG Emissions. Along with the international community, we understand that measuring and ultimately reducing our GHG emissions is an important part of combatting climate change.
•	We have been conducting Scope 1 and Scope 2 GHG emissions assessments since calendar year 2021, to establish a baseline and begin developing goals for improvement.
•	We have converted to LED lighting in all three of our distribution centers, and all heavy equipment used in our distribution centers is electric.
•	For products coming into Lulus from overseas, the vast majority are shipped via ocean freight rather than air, avoiding more than 40 times the emissions if we were shipping by air.
Product Packaging. We recognize that the packaging used to store and ship Lulus’ products has an impact on our environment, and aim over time to reduce the amount of packaging used and to evaluate the materials used in our packaging to select more sustainable options.
•	We are evaluating product packaging for shipping and individual product bags to utilize packaging that is more environmentally friendly.
Waste Reduction and Conscious Product Sourcing. We bring affordable luxury to our customers using a proprietary algorithm that learns what our customers want, creates the right amount of product, and delivers it in a timely fashion without missing a trend.
•	We reduce seasonal fashion waste compared to traditional brick and mortar by using our test-learn-and-reorder algorithm to bring our customers the right garments at the right time.
•	When we do have excess product, we prioritize sending it to our outlet store and donating to organizations supporting women and girls.
•	We are evaluating a long-term path to incorporating more sustainable materials into our sourcing plan.
•	Customers appreciate our broad assortment of on-trend shoes and handbags made without animal products.

COMMITMENT TO TRANSPARENCY
Lulus is committed to building and maintaining a governance structure that prioritizes good governance and transparency for all our stakeholders.
Data Privacy. Protecting our customers’ data and giving them control over how it is used is central to our business strategy.
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In 2024, we established a new Technology and Innovation Committee of our Board of Directors to oversee, jointly with our Audit Committee, matters of technology, cybersecurity, and information security.

•	We do not sell our customers’ data for third party marketing purposes, and we give them the ability to limit our sharing of their data as well as to delete and correct their data.
•	We are constantly evaluating, updating, and improving our processes and technology to provide a secure online shopping experience.
•	For more on our privacy practices, see our Privacy Policy located at www.lulus.com/customerservice/privacypolicy.
Responsible Business Practices and Reporting. We are committed to responsible business practices and providing our stakeholders with insight into our Company policies.
•	Lulus’ ESG efforts are overseen by our Board of Directors through our Nominating and Corporate Governance Committee.
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Our General Counsel leads our ESG efforts, working with internal stakeholders, including a cross-functional ESG Steering Committee and the Nominating and Corporate Governance Committee, as well as with outside specialists, to set and implement the Company’s ESG strategy.

•	For more information on our corporate governance policies and committee charters, please visit our Investor Relations website at investors.lulus.com.
Board Diversity and Independence. We are committed to maintaining the independence of our Board of Directors and to increasing the Board’s diversity across various metrics. We believe diversity and independence within our Board and leadership will support a strong and sustainable business.
•	Our Board is shaped with diverse representation, currently 64% women and 36% people from underrepresented groups.
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The majority of our Board of Directors and Technology and Innovation Committee is independent, and our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are 100% independent.

COMMITTEES OF THE BOARD
Our Board of Directors has established four standing committees: Audit, Compensation, Nominating and Corporate Governance, and Technology and Innovation. Each committee operates under a written charter that has been approved by our Board of Directors.
The members of each of the Board committees and committee Chairs are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance	Technology and Innovation
Dara Bazzano	X	Chair	X	X
John Black	X
Anisa Kumar		X		Chair
Michael Mardy	Chair	X
Kelly McCarthy			X
Caroline Sheu			Chair	X
Kira Yugay				X
Audit Committee
Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee’s responsibilities include:
•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•	reviewing and discussing annual audited and quarterly financial statements with management and the independent auditor;
•	reviewing and discussing earnings releases and earnings guidance;
•	overseeing the implementation of the Company’s risk assessment and risk management policies;
•
overseeing cybersecurity disclosures and discussing with management and the Technology and Innovation Committee, as applicable, related controls and procedures for fulfilling applicable regulatory reporting and disclosure obligations related to cybersecurity risks, costs and incidents;

•	establishing procedures for the receipt, retention and treatment of complaints received by the Company;
•	reviewing the Company’s Code of Business Conduct and Ethics;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by the SEC rules (which is included on page 17 of this proxy statement).
The Audit Committee charter is available on our website at investors.lulus.com. The Audit Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The members of the Audit Committee are Dara Bazzano, John Black and Michael Mardy. Mr. Mardy serves as the Chair of the Audit Committee. Our Board has affirmatively determined that each of Ms. Bazzano, Mr. Black and Mr. Mardy is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and that each of Ms. Bazzano, Mr. Black and Mr. Mardy meet the independence requirements of the Nasdaq rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that each of Ms. Bazzano, Mr. Black and Mr. Mardy qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq requirement that the Audit Committee have a financially sophisticated member.

The Audit Committee met ten (10) times in 2023.
Compensation Committee
Our Compensation Committee’s responsibilities include:
•	reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our Chief Executive Officer and our other executive officers;
•	overseeing and administering our cash and equity incentive plans;
•	reviewing and making recommendations to the Board of Directors with respect to director compensation;
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reviewing and approving, or recommending for approval by the Board of Directors, policies and procedures with respect to the clawback or recoupment of compensation from the Company’s current or former officers who have received compensation, including with respect to the Company’s Policy for the Recovery of Erroneously Awarded Compensation;

•	reviewing and approving all employment agreements and severance agreements of the Company's executive officers;
•	overseeing the Company's succession planning;
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assisting the Board of Directors in its oversight of human capital management, including recruiting, retention, attrition, talent management, career development and progression, succession, and employee relations;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required by SEC rules; and
•	preparing the annual compensation committee report, to the extent required by SEC rules.
Pursuant to the Compensation Committee’s charter, which is available on our website at investors.lulus.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In November 2022 and November 2023, the Compensation Committee engaged Compensia, Inc., a compensation consulting firm (“Compensia”), for fiscal years 2023 and 2024, respectively, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Compensia reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and has determined that Compensia’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Dara Bazzano, Anisa Kumar and Michael Mardy. Ms. Bazzano serves as the Chair of the Compensation Committee. Mr. Liaw served as the chair of the Compensation Committee until June 13, 2023, and Mr. Black served as the chair of the Compensation Committee from June 13, 2023 until March 6, 2024, when he transitioned into the role of Chair of our Board of Directors. Each of Ms. Bazzano, Ms. Kumar and Mr. Mardy qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act, and each of Mr. Liaw and Mr. Black qualified as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act when each was on the Compensation Committee.
The Compensation Committee met seven (7) times in 2023.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•	identifying individuals qualified to become board members;
•	recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;
•
developing and recommending to the Board of Directors corporate governance principles, and reviewing and recommending to the Board of Directors proposed changes to our corporate governance guidelines from time to time;

•	reviewing the Board’s committee structure and recommending to the Board directors to serve as committee members;
•	reviewing the Board’s leadership structure and recommending to the Board changes to the leadership structure;
•
reviewing and making recommendations to corporate governance matters, including but not limited to, the Company’s certificate of incorporation, bylaws, the Code of Business Conduct and Ethics and the charters of other committees;

•	developing, evaluating and maintaining a Board Skills Matrix that identifies the experience and skills required for the Board and the experience and skills possessed by the current Board members;
•	overseeing an annual evaluation of the Board of Directors and its committees; and
•	reviewing and providing oversight with respect to the Company’s strategy, initiatives and policies related to ESG matters, risks, and opportunities.
The Nominating and Corporate Governance Committee charter is available on our website at investors.lulus.com. The Nominating and Corporate Governance Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders in accordance with the requirements set forth in our Amended and Restated Bylaws.
The members of our Nominating and Corporate Governance Committee are Dara Bazzano, Kelly McCarthy and Caroline Sheu. Ms. Sheu serves as the Chair of the Nominating and Corporate Governance Committee. Mr. Liaw served on the Nominating and Corporate Governance Committee until June 13, 2023, and Mr. Black served on the Nominating and Corporate Governance Committee until March 6, 2024, when he transitioned into the role of Chair of our Board of Directors.
The Nominating and Corporate Governance Committee met four (4) times in 2023.
Technology and Innovation Committee
Our Technology and Innovation Committee’s responsibilities include:
•	reviewing and evaluating the Company's technology-related systems and architecture;
•	reviewing the Company's technology and innovation strategy, plan and budget;
•	reviewing and evaluating the Company’s technology investment, planning and decision-making policies and processes;
•	reviewing and evaluating the Company's technology and innovation efforts with the Company's overall strategy;
•	monitoring and overseeing issues relating to significant emerging technology and innovation trends;
•	reviewing and discussing with management and providing periodic reports to the Audit Committee on the Company's technology risk management and cybersecurity policies, controls and procedures

•	reviewing, evaluating and discussing with management the Company's cybersecurity policies, controls and procedures; and
•	reviewing and discussing with management the quality and effectiveness of technology systems and processes that relate to or affect the Company's internal control systems.
The Technology and Innovation Committee charter is available on our website at investors.lulus.com. The Technology and Innovation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Technology and Innovation Committee has the authority to retain or obtain advice from outside counsel or other advisers (independent or otherwise).
The members of our Technology and Innovation Committee are Dara Bazzano, Anisa Kumar, Caroline Sheu and Kira Yugay. Ms. Kumar serves as the Chair of the Technology and Innovation Committee.
The Technology and Innovation Committee was formed effective January 1, 2024.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our 2023 named executive officers (“NEOs”). As an emerging growth company as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
We seek to ensure that the total compensation paid to our NEOs is reasonable and competitive. Compensation of such executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives. Our NEOs are employed by our indirect subsidiary, Lulu’s Fashion Lounge, LLC. Before the completion of our initial public offering, all employee compensation matters were historically decided by our Board of Directors, except for grants of Class P Units of Lulu’s Holdings, L.P. (the “LP”), which were made by the board of managers of the LP. Since the closing of our initial public offering, all compensation matters with respect to our NEOs have been determined by our Board of Directors or its Compensation Committee. All references to “we,” “us,” “our,” the “Company” or similar phrases in this Executive Compensation section refer to the Company and the LP (as applicable) for actions taken prior to the completion of our initial public offering, and to the Company for actions taken on and after the completion of our initial public offering.
Our NEOs for 2023 were as follows:
•	David McCreight, Former Executive Chairman and Former Chief Executive Officer;
•	Crystal Landsem, Chief Executive Officer; Former Co-President and Chief Financial Officer;
•	Tiffany Smith, Chief Financial Officer; and
•	Mark Vos, President and Chief Information Officer; Former Co-President and Chief Information Officer.

2023 Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for fiscal 2023 and fiscal 2022.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards $	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
David McCreight Former Executive Chairman and Former Chief Executive Officer(4)	2023	605,769	—	81,500(5)	—	—	—	687,269
	2022	1,000,000	1,000,000	3,000,000(6)	—	—	—	5,000,000
Crystal Landsem Chief Executive Officer; Former Co-President and Chief Financial Officer(7)	2023	496,909	—	10,379,642(8)	—	—	13,200	10,889,751
	2022	464,231	—	4,999,626(9)	—	220,000	12,200	5,696,057
Tiffany Smith Chief Financial Officer(10)	2023	378,437	—	385,000(11)	—	—	12,194	775,631
	2022(10)	319,440	—	279,923(12)	—	90,000	12,200	701,563
Mark Vos President and Chief Information Officer; Former Co-President and Chief Information Officer	2023	470,000	—	—	—	—	13,200	483,200
	2022	464,231	—	4,999,647(13)	—	220,000	12,200	5,696,078
The following supplemental table restates the fiscal 2023 and 2022 reportable compensation to reflect compensation as reported on IRS Form W-2 for Mr. McCreight, Ms. Landsem, Ms. Smith and Mr. Vos. In the “Restricted Stock Unit Awards” column below, we include the stock award income reported relating to awards that vested during calendar years 2023 and 2022, rather than the aggregate grant date fair value of awards for accounting purposes during each year. We believe this supplemental table is more representative of the realized compensation in fiscal 2023 and 2022. This supplemental table is presented for informational purposes only and is not presented in accordance with SEC requirements.
Name and Principal Position	Year	Salary	Bonus(1)	Restricted Stock Unit Awards ($)	Performance Stock Unit Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
David McCreight Former Executive Chairman and Former Chief Executive Officer(4)	2023	605,769	—	1,984,929(14)	—	—	—	—	2,590,698
	2022	1,000,000	1,000,000	1,861,005(15)	—	—	—	—	3,861,005
Crystal Landsem Chief Executive Officer; Former Co-President and Chief Financial Officer(7)	2023	496,909	—	1,076,268(16)	—(20)	—	—	13,200	1,586,377
	2022	464,231	—	1,527,861(17)	—	—	220,000	12,200	2,224,292
Tiffany Smith Chief Financial Officer(10)	2023	378,437	—	34,194(18)	—	—	—	12,194	424,825
	2022(10)	319,440	—	38,090(18)	—	—	90,000	12,200	459,730
Mark Vos President and Chief Information Officer; Former Co-President and Chief Information Officer	2023	470,000	—	576,079(19)	—	—	—	13,200	1,059,279
	2022	464,231	—	1,527,861(19)	—	—	220,000	12,200	2,224,292
(1)
Amount represents an annual bonus earned by Mr. McCreight for fiscal 2022 pursuant to his Pre-IPO Employment Agreement, which was earned based on his continued employment with us through the payment date.

(2)
Amounts represent the annual performance-based bonuses earned by our NEOs based on the achievement of certain performance objectives during fiscal 2022. No performance bonuses were paid to our NEOs for fiscal 2023. See the section titled “2023 Bonuses” below.

(3)	Amounts represent Company matching contributions under our 401(k) plan.
(4)
Mr. McCreight commenced employment with us in April 2021 and transitioned to the role of Executive Chairman as part of a leadership succession plan, effective March 6, 2023. Mr. McCreight concluded his service as Executive Chairman on March 6, 2024, at the end of the initial term under his Executive Chairman Employment Agreement.

(5)	The amount reported for Mr. McCreight for fiscal 2023 represents the aggregate grant date fair value of RSUs granted under the terms of his Pre-IPO Employment Agreement.
(6)
The amount reported for Mr. McCreight for fiscal 2022 represents the aggregate grant date fair value of RSUs granted under the terms of the Executive Chairman Employment Agreement (described under the section titled “Employment Agreements” below) in connection with his transition to the role of Executive Chairman. The grant date fair value reflects the monetary value of the $2 million RSU Award and the $1 million Additional RSU Award (both as described under the section titled “Employment Agreements” below). The RSUs have a grant date of November 11, 2022 for accounting purposes in accordance with FASB ASC Topic 718. The number of RSUs subject to the $2 million RSU Award became determinable under the terms of the Executive Chairman Employment Agreement on March 17, 2023. On January 5, 2024, Mr. McCreight provided notice to the Board of Directors of his election not to renew his term of employment as Executive Chairman of the Board beyond the conclusion of his initial term which expired March 6, 2024. As such, Mr. McCreight did not receive the $1 million Additional RSU Award which would have been granted if Mr. McCreight’s term was extended for one additional six-month period.

(7)	Ms. Landsem was appointed Chief Executive Officer, effective March 6, 2023.
(8)
For accounting purposes in accordance with FASB ASC Topic 718, the amount reported for Ms. Landsem for fiscal 2023 represents the aggregate grant date fair value of RSUs and PSUs granted under the terms of her Employment Agreement on March 5, 2023, which is intended to represent approximately three-years’ worth of equity grants for Ms. Landsem. Under the terms of Ms. Landsem’s agreement, she received an award of 1,811,573 RSUs, which vest quarterly through December 31, 2026. Ms. Landsem also received an award of 1,811,573 PSUs, which vest annually through March 5, 2026, provided the volume-weighted average price of the Company’s common stock over trailing ten (10) trading days equals or exceeds $7.50, $10.00 and $12.50, respectively, and is subject to continued service requirements. As of April 23, 2024, none of the PSUs have vested.

(9)
For accounting purposes in accordance with FASB ASC Topic 718, the amount reported for Ms. Landsem for fiscal 2022 represents the aggregate grant date fair value related to an award of 488,722 RSUs on January 4, 2022, at a share price of $10.23. The January 2022 RSU award vested quarterly through December 31, 2023, and as of January 2, 2023, 244,360 RSUs had fully vested.

(10)	Ms. Smith was appointed Chief Financial Officer, effective March 6, 2023.
(11)
The amount reported for Ms. Smith for fiscal 2023 represents the aggregate grant date fair value of RSUs granted under the terms of her Employment Agreement on March 8, 2023. The grant date fair value reflects the monetary value of the $385,000 RSU Award, which vests annually through March 6, 2026. The RSUs have a grant date of March 8, 2023 for accounting purposes in accordance with FASB ASC Topic 718. The number of RSUs subject to the $385,000 RSU Award became determinable under the terms of her Employment Agreement on March 17, 2023.

(12)
Amounts reported for Ms. Smith for fiscal 2022 represent the aggregate grant date fair value related to an award of 12,187 RSUs on January 4, 2022, at a share price of $10.23, and an award of 25,000 RSUs on March 30, 2022, at a share price of $6.21. The January 2022 RSU award vested quarterly through December 31, 2023, and as of January 2, 2023, 6,092 RSUs had fully vested. The March 2022 RSU award vests annually on April 2, 2023, March 31, 2024, and April 6, 2025, and as of December 31, 2023, 8,333 RSUs had fully vested.

(13)
Amounts reported for Mr. Vos for fiscal 2022 represent the aggregate grant date fair value related to an award of 488,724 RSUs on January 4, 2022, at a share price of $10.23. The January 2022 RSU award vested quarterly through December 31, 2023, and as of January 2, 2023, 244,360 RSUs had fully vested.

(14)
Amount represents the stock award income reported on Mr. McCreight’s 2023 IRS Form W-2 related to the vesting of RSUs associated with the special compensation award, RSUs granted under the Pre-IPO Employment Agreement (described under the section titled “Employment Agreements” below) and RSUs vested related to the $2 million RSU Award under the Executive Chairman Employment Agreement (described under the section titled “Employment Agreements” below).

(15)
Amount represents the stock award income reported on Mr. McCreight’s 2022 IRS Form W-2 related to the vesting of RSUs associated with the special compensation award (described under the section titled “Employment Agreements” below). Amount excludes the aggregate grant date fair value of Mr. McCreight’s $2 million RSU Award and $1 million Additional RSU Award under the Executive Chairman Employment Agreement (described under the section titled “Employment Agreements” below), the former of which was not legally granted to Mr. McCreight until March 2023 and the latter of which would have been legally granted to Mr. McCreight only if his term under the Executive Chairman Employment Agreement had been extended for one additional six-month period, which it was not.

(16)	Amounts represent the stock award income reported on Ms. Landsem’s 2023 IRS Form W-2 related to the vesting of certain of her RSUs associated with the Employment Agreement on March 5, 2023.
(17)
Amounts represent the stock award income reported on Ms. Landsem’s 2022 IRS Form W-2 related to the vesting of certain of her RSUs associated with the IPO (described under the section titled “IPO-Related Restricted Stock Units”).

(18)
Amounts represent the stock award income reported on Ms. Smith’s 2023 IRS Form W-2, related to the vesting of RSUs associated with her RSU awards on January 4, 2022 and March 30, 2022. As of December 31, 2023, the RSUs from the January 4, 2022 award were fully vested, and 8,333 RSUs from the March 30, 2022 award had fully vested.

(19)
Amounts represent the stock award income reported on Mr. Vos’s 2022 and 2023 IRS Form W-2s related to the vesting of certain of his RSUs associated with the IPO (described under the section titled “IPO-Related Restricted Stock Units”).

(20)
In fiscal 2023, the employment date service condition and the volume-weighted average share price market condition for vesting were not eligible to be met resulting in no stock award income being reported on Ms. Landsem’s 2023 IRS Form W-2 related to the PSUs. Subsequent to fiscal 2023, the service condition was met on March 5, 2024 due to Ms. Landsem’s continued employment. However, the market condition related to the volume-weighted average price of the Company’s common stock over the trailing ten (10) trading days being equal to or exceeding $7.50 has not been met; thus, no stock award income has been earned as of April 23, 2024,

Narrative to Summary and Supplemental Compensation Tables
2023 Salaries
Our NEOs receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The base salaries of our NEOs are reviewed from time to time and adjusted when our Compensation Committee determines an adjustment is appropriate.
In fiscal year 2023, Mr. McCreight’s annual base salary was decreased from $1,000,000 to $500,000 in connection with the leadership succession plan where he transitioned from Chief Executive Officer to Executive Chairman, Ms. Landsem’s annual base salary was increased from $470,000 to $500,000 in connection with the leadership succession plan where she was appointed Chief Executive Officer effective March 2023. Ms. Smith's annual base salary was increased from $313,320 to $385,000 in connection with the leadership succession plan where she was appointed Chief Financial Officer effective March 2023. Mr. Vos' annual base salary remained at the same level of $470,000 as in fiscal year 2022.
2023 Bonuses
We maintain an annual performance-based bonus program in which Ms. Landsem, Mr. Vos and Ms. Smith participated in 2023. The 2023 annual bonuses were targeted at the following percentages of their respective base salaries: 80% for Ms. Landsem, 60% for Mr. Vos and 50% for Ms. Smith.
Our corporate performance objectives for NEOs under our 2023 bonus plan were comprised entirely of achievement of certain net revenue and Adjusted EBITDA targets. Following its review and determinations of corporate performance for 2023, our Compensation Committee and Board of Directors determined that the financial targets were not achieved. As a result, our NEOs did not receive bonuses for 2023 performance.
Mr. McCreight did not participate in our performance-based bonus program for 2023. Mr. McCreight was not eligible for bonuses under his Executive Chairman Employment Agreement.
Equity-Based Compensation
In connection with our initial public offering in November 2021, we adopted the Lulu’s Fashion Lounge Holdings, Inc. Omnibus Equity Plan (“the Omnibus Equity Plan”) and the Lulu’s Fashion Lounge Holdings, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). In connection with the adoption of the Omnibus Equity Plan, we ceased granting awards under our 2021 Plan.
Restricted Shares
Before the completion of our initial public offering, we had granted Class P Units of the LP to Ms. Landsem and Mr. Vos in recognition of their service to us and to align their interests with the interests of our stockholders. Immediately before the completion of our initial public offering, the LP liquidated and the unit holders of the LP (including Ms. Landsem and Mr. Vos) received shares of our common stock in exchange for their LP units. Any such shares of common stock received in respect of unvested Class P Units of the LP (referred to as “restricted shares”) are subject to vesting and a risk of forfeiture to the same extent as the corresponding Class P Units.
Pursuant to amendments made to their Class P Unit agreements in October 2021, the vesting of all restricted shares held by Ms. Landsem and Mr. Vos fully accelerated on the first anniversary of our initial public offering.
Mr. McCreight's Equity Awards under Pre-IPO Employment Agreement
Upon commencement of his employment with us pursuant to the Pre-IPO Employment Agreement, we granted Mr. McCreight the following awards under our 2021 Equity Incentive Plan (the “2021 Plan”): (i) options to purchase 322,793 shares of our common stock and (ii) two special compensation awards.
Options
The options have a term of ten years and an exercise price of $11.35 per share. On February 13, 2023, Mr. McCreight voluntarily forfeited 161,396 unvested stock options of the Company. Additionally, on February 13, 2023, the Company and Mr. McCreight entered into the First Amendment to Lulu’s Fashion

Lounge Holdings, Inc. 2021 Equity Incentive Plan Stock Option Agreement that extends the post-termination exercise period of 161,397 vested stock options from 90 days to three (3) years from a termination of service other than for cause, death or disability.
Restricted Stock Units
Pursuant to his Pre-IPO Employment Agreement (as defined under the section titled “Employment Agreements” below), Mr. McCreight was granted two special compensation awards on April 14, 2021 of 208,914 RSUs which vested on March 31, 2022 and 208,914 RSUs which vested on March 31, 2023. On January 4, 2022, Mr. McCreight received 25,874 RSUs, which vested upon the grant date. These were one-time grants to Mr. McCreight related to our IPO and not otherwise part of our regular executive compensation program. Additionally, on March 5, 2023, Mr. McCreight received a grant of 25,873 RSUs, which vested monthly from April 30, 2023 through March 31, 2024. As of December 31, 2023, 19,404 RSUs were fully vested.
Mr. McCreight's Equity Awards under Executive Chairman Employment Agreement
Under the terms of the Executive Chairman Employment Agreement, for his $2 million RSU Award, Mr. McCreight received 836,820 RSUs which were granted in two parts, with 613,116 RSUs granted on March 17, 2023, and 223,704 RSUs granted April 30, 2023 pursuant to the terms and requirements of the Omnibus Equity Plan and Restricted Stock Unit Award Agreement and which vested in equal, quarterly installments on the date immediately following the last day of each calendar quarter, starting April 1, 2023 through January 1, 2024. The grant date fair value of the RSU awards in the Stock Awards column of the Summary Compensation Table above reflects the monetary value of the $2 million RSU Award and the $1 million Additional RSU Award (both as described under the section titled “Employment Agreements” below). The RSUs had a grant date of November 11, 2022 for accounting purposes in accordance with FASB ASC Topic 718. The date the number of RSUs subject to the $2 million RSU Award became determinable under the terms of the Executive Chairman Employment Agreement was March 17, 2023. On January 5, 2024, Mr. McCreight provided notice to the Board of Directors of his election not to renew his term of employment as Executive Chairman of the Board beyond the conclusion of his initial term which expired March 6, 2024. As such, Mr. McCreight did not receive the $1 million Additional RSU Award which would have been granted if Mr. McCreight’s term was extended for one additional six-month period.
Ms. Landsem’s and Mr. Vos’s IPO-Related Restricted Stock Units
On January 4, 2022, Ms. Landsem and Mr. Vos received grants of 488,722 RSUs and 488,724 RSUs, respectively, which vest in eight equal quarterly installments commencing on April 3, 2022. These grants were related to the successful completion of the Company’s IPO and are not otherwise part of our regular executive compensation program.
Ms. Landsem's Equity Awards under CEO Employment Agreement
On March 6, 2023, Ms. Landsem received a grant of 1,811,572 RSUs pursuant to the terms of the CEO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Equity Plan, and subject to Ms. Landsem’s continued employment under the terms of the CEO Employment Agreement, which vest in quarterly installments from June 30, 2023 through December 31, 2026 as set forth in the CEO Employment Agreement. On March 6, 2023, Ms. Landsem also received a grant of 1,811,573 PSUs, pursuant to the terms of the CEO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Equity Plan, and subject to Ms. Landsem’s continued employment under the terms of the CEO Employment Agreement, which vest annually through March 5, 2026, provided the volume-weighted average price of the Company’s common stock over trailing ten (10) trading days equals or exceeds $7.50, $10.00 and $12.50, respectively.
Mr. Vos's Equity Awards under Employment Agreement
Mr. Vos did not receive any equity awards during the 2023 fiscal year.
Ms. Smith's Equity Awards under CFO Employment Agreement
Under the terms of Ms. Smith's CFO Employment Agreement, she received a $385,000 RSU award, under which 161,088 RSUs were granted in two parts, with 118,025 and 43,063 RSUs granted on March 17, 2023,

and April 30, 2023, respectively, pursuant to the terms and requirements of the applicable RSU Award Agreement and the Omnibus Equity Plan, and subject to Ms. Smith’s continued employment under the terms of the CEO Employment Agreement. In combination, the RSUs vest in three equal installments on March 8, 2024, March 7, 2025, and March 6, 2026.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
The Company currently maintains a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Company matches 100% of each participating employee’s deferral up to a maximum of 4% of eligible compensation. The Company may make additional discretionary matching contributions up to 6% of eligible compensation. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.
Perquisites and Other Personal Benefits
We provide limited perquisites to our NEOs when our Board, with input from the Compensation Committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees. In fiscal 2023, we provided products discounts to our NEOs on the same basis as all of our full-time employees. In fiscal 2023, we did not provide any perquisites or other personal benefits to our NEOs not otherwise made available to our other employees.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the equity awards held by our NEOs as of fiscal 2023 year-end.
		Option Awards				Stock Awards(1)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
David McCreight	3/31/2023(3)	161,397(4)	—	11.35	4/19/2031 (4)	—	—
	3/31/2023(5)	—	—	—	—	209,205	389,121
	4/30/2023(6)	—	—	—	—	6,469	12,032
Crystal Landsem	6/30/2023(7)					1,500,000	2,790,000
	3/5/2024(8)					1,811,571	3,369,522
Mark Vos		—	—	—		—	—
Tiffany Smith	4/2/2023(9)	—	—	—	—	16,667	31,000
	3/8/2024(10)	—	—	—	—	118,025	219,527
	3/6/2026(10)	—	—	—	—	43,063	80,097
(1)
For Mr. McCreight, represents the right to be issued shares of our common stock (the “special compensation awards”) and restricted stock units. For Ms. Landsem and Ms. Smith, represents RSU awards per the terms of their respective employment agreements.

(2)	Amount determined by multiplying the number of shares by $1.86, the closing price of our common stock at fiscal 2023 year end.
(3)
Option vests as to 1/12th of the underlying shares on each monthly anniversary of the vesting commencement date, subject to continued service with us. Upon completion of our initial public offering, the option became vested and exercisable as to 161,397 of the underlying shares. If we undergo a change in control, the option will fully vest.

(4)
On February 13, 2023, the Company and Mr. McCreight entered into a First Amendment to Lulu’s Fashion Lounge Holdings, Inc. 2021 Equity Incentive Plan Stock Option Agreement that extends the post-termination exercise period of 161,397 vested stock options from 90 days to three (3) years from a termination of service other than for cause, death and disability.

(5)
Mr. McCreight’s $2 million RSU Award per the terms of the Executive Chairman Agreement. The award was granted in two parts for an aggregate total of 836,820 RSUs, the combination of which vested in equal quarterly installments from April 1, 2023 through January 1, 2024.

(6)	The RSUs vested in twelve equal monthly installments from April 30, 2023, through March 31, 2024.
(7)	The RSUs vest in quarterly installments from June 30, 2023 through December 31, 2026 as set forth in the CEO Employment Agreement.
(8)
Ms. Landsem received an award of 1,811,573 performance stock units (“PSUs”) on March 5, 2023. The PSUs vest annually through March 5, 2026, provided the volume-weighted average price of the Company’s common stock over trailing ten (10) trading days equals or exceeds $7.50, $10.00 and $12.50, respectively, and is subject to continued service requirements. As of April 23, 2024, no PSUs have vested.

(9)	The RSUs vest in three, equal installments on April 2, 2023, March 31, 2024, and April 6, 2025.
(10)
Ms. Smith’s RSU Award per the terms of her employment agreement. The RSU award was granted in two parts for an aggregate total of 161,088 RSUs, the combination of which vest in three, equal installments on March 8, 2024, March 7, 2025, and March 6, 2026.

Executive Compensation Arrangements
Employment Agreements
Mr. McCreight’s Pre-IPO Employment Agreement
We and our indirect, wholly-owned subsidiary Lulu’s Fashion Lounge, LLC entered into an employment agreement with Mr. McCreight on April 15, 2021, which set forth the terms and conditions of his employment as our Chief Executive Officer (the “Pre-IPO Employment Agreement”). The Pre-IPO Employment Agreement provided for an initial two-year term of employment with automatic one-year extensions thereafter unless we or Mr. McCreight provided the other with at least 60 days prior written notice not to extend. The Pre-IPO Employment Agreement also provided for an annual base salary at the rate of $1 million per year, eligibility to participate in our health and welfare benefit programs available for senior management employees, and four weeks of paid vacation per calendar year (including 2021). Additionally, Mr. McCreight was entitled to annual cash bonus payments of $1 million for each of fiscal years 2021 and 2022 and was eligible for a performance-based bonus for subsequent fiscal years based on our annual incentive plan to be administered by our Board of Directors and/or Compensation Committee at a target amount of $1 million.
Mr. McCreight’s Pre-IPO Employment Agreement provided for the grant of an initial stock option and two special compensation equity awards, described above under the section titled “Equity-Based Compensation.” The Pre-IPO Employment Agreement also provided that, if, in connection with a Listing Event, shares of our Series A Preferred Stock convert into shares of our common stock on a greater than one-to-one basis (any such additional number of shares into which the Series A Preferred Stock convert on a greater than one-to-one basis, “Surplus common stock”) our Board of Directors would in good faith structure a grant to Mr. McCreight, expected to be in the form of shares of our restricted common stock or restricted stock units (“RSUs”) (each of which represents the right to receive one share of our common stock), with an aggregate value that is designed to approximate the “spread value” of options to purchase a number of shares of our common stock equal to 1.5% of the Surplus common stock, where the spread is calculated based on the offering price and an $11.35 exercise price. Based upon the initial offering price of $16.00 per share in our initial public offering, Mr. McCreight was granted 25,874 fully vested RSUs (representing the first half of the award) on January 4, 2022 and was granted 25,873 RSUs (representing the second half of the award) on March 5, 2023, which will vest in 12 equal installments from April 30, 2023 through March 31, 2024.
Mr. McCreight’s Executive Chairman Employment Agreement
On November 11, 2022, Lulus entered into a new employment agreement with Mr. McCreight (the “Executive Chairman Employment Agreement”), which became effective March 6, 2023 (the “Effective Date”). Below is a summary of the principal terms of the Executive Chairman Employment Agreement.
The Executive Chairman Employment Agreement provided for a one-year term (the “Initial Term”), commencing on the Effective Date, and automatically extending for one additional six-month period (the “Extension Term”) unless the Board or Mr. McCreight provided at least 60 days prior written notice that the term would not be extended. Under the terms of the Executive Chairman Employment Agreement,

Mr. McCreight served as the Company’s Executive Chairman, reporting to the Board. The Executive Chairman Employment Agreement provided that the base salary for Mr. McCreight would be $500,000 for the Initial Term and $250,000 for the Extension Term. Additionally, under the terms of the Executive Chairman Employment Agreement, Mr. McCreight received a $2 million RSU award (the “$2 million RSU Award”) and accordingly was granted 836,820 RSUs pursuant to the terms and requirements of the Omnibus Equity Plan and Restricted Stock Unit Award Agreement (calculated based on the volume-weighted average price for the Effective Date plus the nine days following the Effective Date). The $2 million RSU Award vested quarterly, starting on the date immediately following the last day of each calendar quarter following the Effective Date. On January 5, 2024, Mr. McCreight provided notice to the Board of Directors of his election not to renew his term of employment as Executive Chairman of the Board beyond the conclusion of his initial term which expired March 6, 2024. As such, Mr. McCreight did not receive the additional award of RSUs, with a grant date value equaling $1.0 million, that he would have been entitled to had his term been extended for one additional six-month period.
Ms. Landsem’s and Mr. Vos’s Original Employment Agreements
On May 12, 2022, the Company and Lulu’s Fashion Lounge, LLC entered into employment agreements with Crystal Landsem, our former Co-President and Chief Financial Officer, and Mark Vos, our President (former Co-President) and Chief Information Officer, which set forth the terms of their employment in such roles as follows.
•
Subject to earlier termination, the initial term of each agreement ends on December 31, 2023 and automatically renews for additional one year periods at the end of the then-current term unless either party elects not to renew the agreement with 60 days’ prior written notice.

•	Each executive is entitled to receive an annual base salary of $470,000, subject to increase from time to time in the discretion of the Company’s Compensation Committee.
•
Each executive is entitled to participate in Lulu’s Fashion Lounge, LLC’s annual incentive plan and eligible to earn a cash bonus thereunder for each fiscal year of the Company ending during the term of the agreement, with a target amount equal to 60% of the executive’s annual base salary.

•
In the event of the termination of the executive’s employment by the Company without “Cause” or by the executive for “Good Reason” (each as defined in the employment agreements), then subject to the executive’s continued compliance with the terms of the agreement and the executive’s execution, delivery and non-revocation of a release of claims (a form of which is attached to each agreement), the executive will be eligible to receive the following severance benefits: (i) continued payment of the executive’s then-current base salary for a period of 12 months following the termination date, subject to offset in the case of a “New Engagement” (as defined in the employment agreements); (ii) a pro-rated annual bonus for the year of termination, paid at the same time annual bonuses are paid to other Company executives; (iii) subject to the executive timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which the executive begins a New Engagement; and (iv) 100% vesting acceleration of any unvested equity awards that were held by the executive as of the date the employment agreement is entered into.

•
If the Company elects not to renew the term of the employment agreement without cause, then subject to the executive’s continued compliance with the terms of the agreement and the executive’s execution, delivery and non-revocation of a release of claims (a form of which is attached to each agreement), the executive will be eligible to receive the following severance benefits: (i) continued payment of the executive’s then-current base salary for 12 months following the termination date, subject to offset in the case of a New Engagement; and (ii) subject to the executive timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which the executive begins a New Engagement.

Ms. Landsem’s CEO Employment Agreement
On March 5, 2023, the Company entered into a new employment agreement with Ms. Landsem for her service as Chief Executive Officer (the “CEO Employment Agreement”), which became effective on March 6, 2023. Below is a summary of the principal terms of the CEO Employment Agreement.
The CEO Employment Agreement provides for a four-year term, commencing on March 6, 2023, and shall be automatically extended for additional one-year periods unless the Board or Ms. Landsem provides at least 60 days prior written notice that the term shall not be extended.
Under the terms of the CEO Employment Agreement, Ms. Landsem will serve as the Company’s Chief Executive Officer, reporting to the Board. The CEO Employment Agreement provides a base salary of $500,000, payable with the Company’s customary payroll practices.
The CEO Employment Agreement provides an annual bonus target equal to 80% of Ms. Landsem’s base salary for the 2023 fiscal year (with target amounts for fiscal years after 2023 determined by the Compensation Committee, which shall in no event be less than a target of 80% of base salary), subject to her being employed with the Company on the date that the annual bonus is paid. The actual bonus amount may be greater or less than the target bonus based on performance against bonus key performance indicators which are to be reviewed annually and recommended by the Compensation Committee and approved by the Board.
Ms. Landsem received a grant of 1,811,572 RSUs pursuant to the terms of the CEO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Equity Plan, and subject to Ms. Landsem’s continued employment under the terms of the CEO Employment Agreement, which vest in quarterly installments from June 30, 2023 through December 31, 2026 as set forth in the CEO Employment Agreement.
Ms. Landsem also received a grant of 1,811,571 Performance Stock Units (“PSUs”) pursuant to the terms of the CEO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Equity Plan, and subject to Ms. Landsem’s continued employment under the terms of the CEO Employment Agreement, which will vest as follows: (a) 603,857 PSUs will vest when both of the following have occurred (i) the Volume-Weighted Average Price (“VWAP”) of the Company's common stock over trailing ten (10) trading days equals or exceeds $7.50, and (ii) Ms. Landsem remains employed under the terms of the CEO Employment Agreement on March 5, 2024; (b) 603,857 PSUs will vest when both of the following have occurred (i) the VWAP of the Company's common stock over the trailing ten (10) trading days equals or exceeds $10.00, and (ii) Ms. Landsem remains employed under this terms of the CEO Employment Agreement on March 5, 2025; and (c) 603,857 PSUs will vest when both of the following have occurred (i) the VWAP of the Company's common stock over trailing ten (10) trading days equals or exceeds $12.50, and (ii) Ms. Landsem remains employed under the terms of the Agreement on March 5, 2026.
In the event that Ms. Landsem is terminated by the Company without Cause (as defined in the CEO Employment Agreement) or Ms. Landsem terminates for Good Reason (as defined in the CEO Employment Agreement) within (3) three months prior to or twelve (12) months following a Change in Control (as defined under the Plan), the unvested RSUs will be 100% vested upon the consummation of a Change in Control and the PSUs will be vested based on achievement of the applicable performance criteria at the time of the Change in Control (based on the per share price that an acquirer has agreed to pay for the Company's common stock) linearly interpolated between attainment levels.
With the exception of termination of Ms. Landsem's employment due to her death, any termination of Ms. Landsem's employment by the Company for any reason, or by Ms. Landsem for any reason, shall be communicated by a written notice of termination that indicates the specific termination provision in the CEO Employment Agreement being relied upon and specifies a termination date, which may be the date of the notice, except that in the event of a termination by Ms. Landsem without Good Reason, the termination date shall not be less than sixty (60) days after such notice, unless otherwise agreed to by the parties.
If Ms. Landsem's employment is terminated by the Company without Cause or by Ms. Landsem with Good Reason, then subject to Ms. Landsem's continued compliance with the terms of the CEO Employment Agreement and her execution, delivery and non-revocation of a release of claims (a form of which is attached to the CEO Employment Agreement), Ms. Landsem will be entitled to the following severance in addition to the Accrued Rights (inclusive of the Accrued Bonus) (both as defined in the CEO Employment Agreement): (i) an aggregate amount equal to her then-current annual base salary for a period of twelve (12) months following the termination date; (ii) reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Ms. Landsem becomes eligible for medical coverage provided by a new employer, subject to Ms. Landsem timely electing COBRA; (iii) one hundred percent (100%) vesting of any unvested portion of Ms. Landsem’s Restricted Stock Unit Award, dated January 4, 2022; and (iv) any equity-based incentive award(s) that would have vested during the ninety (90) day period immediately following the date of such termination of employment shall immediately become fully vested.
Under the CEO Employment Agreement, Ms. Landsem is subject to restrictive covenants relating to non-disparagement, the Company’s confidential information and the Company's intellectual property.
Under the CEO Employment Agreement, Ms. Landsem acknowledges that the Company may be entitled or required by law, the Company's clawback policy or the requirements of a stock exchange to recoup compensation paid to Ms. Landsem pursuant to the CEO Employment Agreement or otherwise, and Ms. Landsem agrees to comply with any such request or demand for recoupment by the Company.
Mr. Vos’s Amendments to Employment Agreement
On March 5, 2023, the Company and Mark Vos entered into an amendment to his employment agreement, which amends his employment agreement, dated May 12, 2022, primarily to reflect the change in his title to President and Chief Information Officer and effect a change to his reporting structure so that Mr. Vos reported to the Executive Chairman as of March 6, 2023.
On January 9, 2024, the Company entered into a second amendment to the employment agreement with Mr. Vos (the “Second Amendment”), which amends his employment agreement dated May 12, 2022, as further amended by the amendment to employment agreement, dated March 5, 2023. The Second Amendment reflects that Mr. Vos will continue in his role as President and Chief Information Officer for an initial term expiring on December 31, 2025, subject to automatic extensions for a one-year period unless either party provides the other with 60 days' prior notice. Mr. Vos will report directly to the Chair or to a director or committee of the Board of Directors as determined by the Board of Directors at its sole discretion. On March 1, 2024, the Board of Directors determined that following the conclusion of Mr. McCreight’s service as Executive Chairman on March 6, 2024, Mr. Vos would report directly to the new Chair of the Board of Directors, Mr. Black.
Ms. Smith's CFO Employment Agreement
On March 8, 2023, the Company entered into an employment agreement with Ms. Smith for her service as Chief Financial Officer (the “CFO Employment Agreement”), which governs her employment terms effective as of March 6, 2023. The CFO Employment Agreement provides for an initial term commencing on March 6, 2023 and ending on December 31, 2024; provided that the term shall be automatically extended for additional one-year periods unless the Company or Ms. Smith provides at least 60 days prior written notice that the term shall not be extended.
Under the terms of the CFO Employment Agreement, Ms. Smith will serve as the Company’s Chief Financial Officer, reporting to the Company’s Chief Executive Officer. The CFO Employment Agreement provides a base salary of $385,000, payable with the Company’s customary payroll practices.
The CFO Employment Agreement provides an annual bonus target of 50% of base salary, subject to Ms. Smith being employed with the Company on the date that the annual bonus is paid. The actual bonus attained may be greater or less than the target bonus based on achievement of the applicable performance goals and pursuant to the Company’s bonus policies and plans at that time.
Under the terms of the CFO Employment Agreement, Ms. Smith received an award of 161,088 RSUs, which were granted in two parts, with 118,025 and 43,063 RSUs granted on March 17, 2023, and April 30, 2023, respectively, pursuant to the terms and requirements of the applicable RSU Award Agreement and the Omnibus Equity Plan, and subject to Ms. Smith’s continued employment under the terms of the CEO Employment Agreement. In combination, the RSUs vest in three equal installments on March 8, 2024, March 7, 2025, and March 6, 2026.

With the exception of termination of Ms. Smith’s employment due to her death, any termination of Ms. Smith’s employment by the Company for any reason, or by Ms. Smith for any reason, shall be communicated by a written notice of termination that indicates the specific termination provision in the CFO Employment Agreement being relied upon and specifies a termination date, which may be the date of the notice, except that in the event of a termination by Ms. Smith without Good Reason (as defined in the CFO Employment Agreement), the termination date shall not be less than sixty (60) days after such notice, unless otherwise agreed to by the parties.
If Ms. Smith’s employment is terminated by the Company without Cause (other than due to death or Disability) or by Ms. Smith for Good Reason (all capitalized terms as defined in the CFO Employment Agreement), then subject to Ms. Smith’s continued compliance with the terms of the CFO Employment Agreement and her execution, delivery and non-revocation of a release of claims (a form of which is attached to the CFO Employment Agreement), Ms. Smith will be entitled to the following severance in addition to the Accrued Rights (as defined in the CFO Employment Agreement): (i) her then-current annual base salary for a period of twelve (12) months following the termination date, subject to offset in the case of a new engagement; (ii) a pro-rata bonus; and (iii) subject to Ms. Smith timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Ms. Smith begins a New Engagement (as defined in the CFO Employment Agreement). For non-renewal by the Company without Cause, then subject to Ms. Smith’s continued compliance with the terms of the CFO Employment Agreement and her execution, delivery and non-revocation of a release of claims (a form of which is attached to the CFO Employment Agreement), Ms. Smith will be entitled to the following severance in addition to the Accrued Rights: (i) her then-current annual base salary for a period of twelve (12) months following the termination date, subject to offset in the case of a New Engagement; and (ii) subject to Ms. Smith timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Ms. Smith begins a New Engagement.
Under the CFO Employment Agreement, Ms. Smith is subject to restrictive covenants relating to non-disparagement, the Company’s confidential information and the Company's intellectual property.
Under the CFO Employment Agreement, Ms. Smith acknowledges that the Company may be entitled or required by law, the Company’s clawback policy or the requirements of a stock exchange to recoup compensation paid to Ms. Smith pursuant to the CFO Employment Agreement, and Ms. Smith agrees to comply with any such request or demand for recoupment by the Company.

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation earned by our non-employee directors during fiscal 2023.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Dara Bazzano	69,683	100,606	—	170,289
John Black	78,077	100,606	—	178,683
Evan Karp	—	—	—	—
Anisa Kumar	57,500	100,606	—	158,106
Eric Liaw(3)	—	49,430	—	49,430
Michael Mardy	77,500	100,606	—	178,106
Kelly McCarthy	18,548	260,393	—	278,941
Danielle Qi	—	—	—	—
Caroline Sheu(4)	—	311,825	—	311,825
Kira Yugay	—	—	—	—
(1)	Our non-employee directors held the following unvested equity awards as of fiscal 2023 year end:
Name	Number of RSUs
Dara Bazzano	55,254
John Black	62,039
Evan Karp	—
Anisa Kumar	62,884
Eric Liaw(3)	—
Michael Mardy	55,254
Kelly McCarthy	123,409
Danielle Qi	—
Caroline Sheu(4)	105,470
Kira Yugay	—
(2)
The amounts reported in this column reflect the grant date fair value of awards computed in accordance with FASB ASC Topic 718 based on the closing price per share of our common stock on the grant date.

(3)	Eric Liaw served as a director until June 13, 2023. He elected to receive his annual cash retainer in the form of RSUs quarterly.
(4)	Caroline Sheu elected to receive her annual cash retainer in the form of RSUs quarterly.
Non-Employee Director Compensation Program
Effective as of January 30, 2022, we adopted a non-employee director compensation program (the “Non-Employee Director Compensation Program”), pursuant to which our non-employee directors will be eligible to receive cash compensation and equity awards for service on our Board of Directors. The Non-Employee Director Compensation Program also provides for reimbursement of out-of-pocket travel and other business expenses incurred by such non-employee director in the performance of their duties to the Company in accordance with the Company’s applicable expense reimbursement policies and procedures.
Under the Non-Employee Director Compensation Program, each non-employee director receives an annual cash retainer of $50,000. The members of the following committees receive additional annual cash retainers in the amounts set forth below, depending on whether the member serves as chair of the committee:
	Chair	Non-Chair
Audit Committee Member	$20,000	$10,000
Compensation Committee Member	$15,000	$7,500
Nominating and Corporate Governance Committee Member	$15,000	$7,500
Technology and Innovation Committee Member	$15,000	$7,500
All annual cash retainers will be paid quarterly in arrears promptly following the end of the applicable quarter, and pro-rated for partial service.

Each non-employee director may elect to receive all or a portion of their annual cash retainers in the form of RSUs. Elections to convert annual cash retainers into RSUs must generally be made on or prior to December 31 of the calendar year prior to the year in which the annual cash retainers are scheduled to be paid, or such earlier deadline as established by our Board of Directors or Compensation Committee. Each individual who was a non-employee director as of January 30, 2022 was permitted to make their initial election to convert the annual cash retainer payments scheduled to be paid in the same calendar year into RSUs, provided that the election was made no later than the 30th day following January 30, 2022. Each individual who first becomes a non-employee director is permitted to elect to convert the annual cash retainer payments scheduled to be paid in the same calendar year into RSUs, provided that the election is made on or prior to the date the individual becomes a non-employee director. RSUs granted in lieu of the annual cash retainers will be fully vested on the grant date, and the number of RSUs will be determined by dividing the amount of the cash retainers that would otherwise be paid by the average closing trading price of our common stock over the 10 consecutive trading days ending with the trading day immediately preceding the grant date (the “10-Day VWAP”).
Upon a non-employee director’s initial appointment to our Board of Directors, the director will be granted an award of a number of RSUs calculated by dividing (a) $200,000 by (b) the 10-Day VWAP. The initial award will vest as to one-third of the total RSUs on each anniversary of the date the non-employee director commenced service on our Board of Directors, subject to continued service with us through each applicable vesting date.
Additionally, each non-employee director who is serving immediately before and will continue serving immediately after each annual stockholder’s meeting will automatically be granted on the date of the annual stockholder’s meeting an award of a number of RSUs calculated by dividing (a) $100,000 by (b) 10-Day VWAP. However, if a non-employee director is first appointed or elected on a date other than the date of an annual meeting, then such non-employee director will be granted automatically on such date of appointment or election an award of a number of RSUs calculated by dividing (a) the product of $100,000 multiplied by a fraction, the numerator of which is the number of days from the date of such appointment or election through the anticipated date of the first annual meeting following such appointment or election, and the denominator of which is 365, by (b) 10-Day VWAP. Each annual award will fully vest on the earlier of (i) the first anniversary of the grant date, and (ii) immediately before our annual stockholder’s meeting following the grant date, subject to continued service with us through the applicable vesting date.
Each initial award and annual award of RSUs, along with any other equity-based awards held by any non-employee director, will fully vest immediately before a change in control of the Company.
Effective as of March 1, 2024, pursuant to an amendment to the Non-Employee Director Compensation Program, each non-employee chair of the Board of Directors (“Non-Employee Board Chair”) who will continue to serve as a Non-Employee Board Chair immediately following an Annual Meeting shall be granted on the date of such Annual Meeting an additional award of RSUs under the Plan, or any other applicable Company equity incentive plan then-maintained by the Company, covering a number of shares of common stock calculated by dividing (i) $50,000 by (ii) the 10-Day VWAP, provided that if the 10-day VWAP is less than $2.20, then the share price for purposes of calculating the number of RSUs shall be $2.20 (the “Annual Board Chair RSU Award”). If a Non-Employee Board Chair is first appointed or elected on a date other than the date of an Annual Meeting, then such Non-Employee Board Chair shall be granted automatically on such date of appointment or election under the Plan, or any other applicable Company equity incentive plan then-maintained by the Company, an award of that number of RSUs calculated by dividing (i) the product of $50,000 multiplied by a fraction, the numerator of which is the number of days from the date of such appointment or election through the anticipated date of the first Annual Meeting following such appointment or election, and the denominator of which is 365, by (ii) the 10-day VWAP, provided that if the 10-day VWAP is less than $2.20, then the share price for purposes of calculating the number of RSUs shall be $2.20.
The Annual Board Chair RSU Award will be automatically granted on the date of the applicable Annual Meeting, appointment or election, and will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) immediately before the next Annual Meeting immediately following the grant date, subject to the Non-Employee Board Chair continuing in service on the Board through such vesting date.
Prior to the adoption of the Non-Employee Director Compensation Program, we paid our non-employee directors who were not associated with our institutional investors an annual cash retainer of $120,000 (earned in monthly installments) for their service as a member of our Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes securities available under our equity compensation plans as of December 31, 2023. Our Omnibus Equity Plan and our Employee Stock Purchase Plan (“ESPP”) are our only equity plans available for the grant of new equity awards.
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	5,541,374(2)	11.35(3)	3,321,659(4)(5)(6)
Equity compensation plans not approved by security holders	—	—	—
Total	5,541,374	11.35	3,321,659
(1)	Consists of the 2021 Plan, the Omnibus Equity Plan and the ESPP.
(2)
Represents 5,379,977 shares of common stock subject to restricted stock units and performance stock units outstanding under the Omnibus Equity Plan, 161,397 shares of common stock subject to options outstanding under the 2021 Plan, and no shares of common stock subject to awards outstanding under the 2021 Plan or the ESPP.

(3)
Represents the weighted-average exercise price of options outstanding under the 2021 Plan. Does not take into account restricted stock units or performance stock units outstanding under the Omnibus Equity Plan, which have no exercise price.

(4)	Consists of 1,901,328 shares of common stock reserved for issuance under the Omnibus Equity Plan, and 1,420,331 shares of common stock reserved for issuance under the ESPP.
(5)
To the extent outstanding awards under the 2021 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will be available for issuance under the Omnibus Equity Plan. The number of shares of common stock reserved for issuance under the Omnibus Equity Plan will automatically increase on the first day of each fiscal year, starting in 2022 and continuing through 2031, equal to the lesser of (a) 4% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year; and (b) such smaller number of shares as determined by our Board of Directors.

(6)
The number of shares of common stock reserved for issuance under the ESPP will automatically increase on the first day of each fiscal year, starting in 2022 and continuing through 2031, equal to the lesser of (a) 1% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year; and (b) such smaller number of shares as determined by our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 17, 2024, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 41,326,868 shares of common stock outstanding as of April 17, 2024. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 17, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 195 Humboldt Avenue, Chico, California 95928. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
Stockholder	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with H.I.G.(1)	13,791,895	33.4%
Entities affiliated with Institutional Venture Partners(2)	7,547,200	18.3%
Canada Pension Plan Investment Board(3)	7,500,000	18.1%
Principal Global Investors, LLC(4)	2,181,349	5.3%
Named Executive Officers and Directors
David McCreight(5)	1,079,191	2.6%
Crystal Landsem(6)	878,224	2.1%
Tiffany Smith(7)	55,430	*
Mark Vos(8)	733,378	1.8%
Dara Bazzano(9)	65,017	*
John Black(10)	72,331	*
Evan Karp(11)	—	—
Anisa Kumar(12)	61,524	*
Michael Mardy(13)	88,876	*
Danielle Qi(11)	—	—
Kira Yugay(11)	—	—
Caroline Sheu(14)	102,882	*
Kelly McCarthy(15)	35,689	*
All executive officers and directors as a group (13 persons)(16)	3,162,542	7.7%
*	Less than one percent.
(1)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of 13,791,895 shares of common stock held by H.I.G. Growth Partners-Lulu’s, L.P. H.I.G.-GPII, Inc. is the sole general partner of H.I.G. Growth Partners-Lulu’s, L.P., and has sole voting and dispositive power with respect to the shares held by H.I.G. Growth Partners-Lulu’s, L.P. H.I.G.-GPII, Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Sami Mnaymneh and Anthony Tamer, the directors of H.I.G.-GPII, Inc., have shared voting and dispositive power with respect to the shares held by H.I.G. Growth Partners-Lulu’s, L.P. Messrs. Mnaymneh and Tamer may be deemed to be indirect beneficial owners of the reported securities, but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. The address of each entity affiliated with by H.I.G. Growth Partners-Lulu’s, L.P. is 1450 Brickell Avenue, 31st floor, Miami, FL 33131.
(2)
Based on a Schedule 13G filed with the SEC on February 15, 2023 and information available to the Company. Consists of (a) 3,730,160 shares of common stock held by Institutional Venture Partners XV, L.P.; (b) 19,843 shares of common stock held by Institutional Venture Partners XV Executive Fund, L.P.; (c) 23,600 shares held by Institutional Venture Management XV, LLC; (d) 3,749,997 shares of common stock held by Institutional Venture Partners XVI, L.P.; and (e) 23,600 shares of common stock held by Institutional Venture Management XVI, LLC. Pursuant to the limited partnership agreements between (i) Institutional Venture Partners XV, L.P. and Institutional Venture Management XV, LLC, (ii) Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Management XV, LLC, and (iii) Institutional Venture Partners XVI, L.P. and Institutional Venture Management XVI, LLC, Institutional Venture Management XV, LLC and Institutional Venture Management XVI, LLC hold sole voting and dispositive power over shares of common stock held by Mr. Liaw. Institutional Venture Management XV, LLC is the general partner of Institutional Venture Partners XV, L.P. and Institutional Venture Partners XV Executive Fund, L.P., and Institutional Venture Management XVI, LLC is the general partner of Institutional Venture Partners XVI, L.P. Todd C. Chaffee, Somesh Dash, Norman A. Fogelsong, Stephen J. Harrick, Eric Liaw, Jules A. Maltz, J. Sanford Miller and Dennis B. Phelps are the managing directors of Institutional Venture Management XV, LLC and Institutional Venture Management XVI, LLC and may be deemed to share voting and dispositive power over the shares held by Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Partners XVI, L.P. but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. The address for each of these entities is 3000 Sand Hill Road, Bldg. 2, Suite 250 Menlo Park, California 94025.

(3)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of 7,500,000 shares of common stock held by Canada Pension Plan Investment Board (“CPPIB”). None of the members of the board of directors of CPPIB has sole voting or dispositive power with respect to the shares of common stock beneficially owned by CPPIB. The address for CPPIB is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.

(4)
Based on a Schedule 13G filed with the SEC on February 15, 2023 and information available to the Company. Consists of 2,181,349 shares of common stock held by Principal Global Investors, LLC and Principal Global Investors, LLC may be deemed to share voting and dispositive power over the shares with Jill Hittner, Chief Financial Officer of Principal Global Investors, LLC. The address for Principal Global Investors, LLC is 801 Grand Avenue, Des Moines, Iowa 50392.

(5)
Includes 13,151 RSUs that will vest within 60 days of April 17, 2024 and options to purchase 161,397 shares of common stock that are currently exercisable. The options have a term of ten years and an exercise price of $11.35 per share. On February 13, 2023, Mr. McCreight voluntary forfeited 161,396 unvested stock options.

(6)	Ms. Landsem may be deemed the beneficial owner of Mr. Vos’s shares of common stock reported in footnote (8), but disclaims beneficial ownership in the securities.
(7)	Ms. Smith has no expected vesting within 60 days of April 17, 2024.
(8)	Mr. Vos may be deemed the beneficial owner of Ms. Landsem’s shares of common stock reported in footnote (6), but disclaims beneficial ownership in the securities.
(9)	Includes 40,323 RSUs that will vest within 60 days of April 17, 2024.
(10)	Includes 46,301 RSUs that will vest within 60 days of April 17, 2024.
(11)
Mr. Karp, Ms. Qi and Ms. Yugay, as members of our Board of Directors and agents of entities affiliated with H.I.G. Growth Partners-Lulu’s, L.P., may be deemed to share voting and investment power with regard to the shares held directly by H.I.G. Growth Partners-Lulu’s, L.P., but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities.

(12)	Includes 40,323 RSUs that will vest within 60 days of April 17, 2024.
(13)	Includes 40,323 RSUs that will vest within 60 days of April 17, 2024.
(14)	Includes 40,323 RSUs that will vest within 60 days of April 17, 2024.
(15)	Includes 35,689 RSUs that will vest within 60 days of April 17, 2024.
(16)	Includes 2,744,712 shares of common stock, 161,397 options to purchase common stock that are currently exercisable, and 256,433 RSUs that will vest within 60 days of April 17, 2024.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, we believe all such forms were filed timely.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel, or her designee, is required to present to the Audit Committee all relevant known facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant known facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 3, 2022, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”
Investor Rights Agreement
On April 12, 2018, we entered into an Investors’ Rights Agreement with the LP, H.I.G.-GPII, Inc., LFL Acquisition Corp., Institutional Venture Partners XVI, L.P., Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P., Canada Pension Plan Investment Board, (the “Investors’ Rights Agreement”), pursuant to which such investors have certain demand registration rights, short-form registration rights and piggyback registration rights in respect of any shares of common stock or common stock issuable or issued upon conversion of the Series A Preferred Stock and related indemnification rights from us, subject to customary restrictions and exceptions. All fees, costs and expenses of registrations, other than underwriting discounts and commissions, are expected to be borne by us.
Stockholders Agreement
In connection with our initial public offering, on November 10, 2021, we entered into the Stockholders Agreement pursuant to which H.I.G. Growth Partners is entitled to designate for nomination by the Board: up to four directors at any time if at any time it owns in the aggregate 30% or more of all issued and outstanding shares of common stock; up to three directors if at any time it owns in the aggregate 20% or more of all issued and outstanding shares of common stock; up to two directors if it any time it owns in the aggregate 10% or more of all issued and outstanding shares of common stock; and one director if it owns less than 10% of common stock but at least 5% or more of all issued and outstanding shares of common stock. IVP Holdcos are entitled to designate for nomination by the Board one director from time to time if at any time it owns in the aggregate 10% or more of all issued and outstanding common stock. In addition, H.I.G. Growth Partners, the IVP Holdcos and CPPIB agree to vote, or cause to be voted, all outstanding shares of common stock beneficially owned by them (or any of their “Permitted Transferees” as defined in the Stockholders Agreement) at any annual or special meeting of stockholders of the Company at which directors are to be elected or removed to take all “Necessary Action” (as defined in the Stockholders Agreement) in their capacity as stockholders of the Company to cause the election or removal of their respective designees as directors. For more information, see “Corporate Governance-Stockholders Agreement.”
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 195 Humboldt Avenue, Chico, California 95928 in writing no later than December 24, 2024.
Stockholders intending to present a proposal at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting of Stockholders no earlier than February 11, 2025 and no later than March 13, 2025. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 11, 2025, then our Corporate Secretary must receive such written notice not earlier than the 120th day prior to the 2025 Annual Meeting and not later than the 90th day prior to the 2025 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19(b) under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov or from our Investor Relations website at investors.lulus.com.

LULUS’ ANNUAL REPORT ON FORM 10-K
A copy of Lulus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of April 17, 2024 without charge upon written request addressed to:
Lulu’s Fashion Lounge Holdings, Inc.
Attention: Corporate Secretary
195 Humboldt Avenue
Chico, California 95928
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 at investors.lulus.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Naomi Beckman-Straus
General Counsel and Corporate Secretary
Chico, California
April 23, 2024

LULU'S FASHION LOUNGE HOLDINGS, INC.
ATTN: LEGAL DEPARTMENT
195 HUMBOLDT AVENUE
CHICO, CA 95928

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/LVLU2024**

You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - Call 1-800-690-6903 toll-free
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V46174-P11467 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

LULU'S FASHION LOUNGE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposal:

1. To elect the following director nominees as Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified:

Nominees:	**For**	**Withhold**
1a. Evan Karp	☐	☐
1b. Michael Mardy	☐	☐
1c. David McCreight	☐	☐
1d. Caroline Sheu	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V46175-P11467

LULU'S FASHION LOUNGE HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 11, 2024 AT 2:00 P.M., EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Crystal Landsem and Tiffany Smith, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of the proxy card, all of the shares of common stock of Lulu's Fashion Lounge Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 2:00 p.m., Eastern Time on June 11, 2024, at www.virtualshareholdermeeting.com/LVLU2024, and any continuation, postponement, or adjournment thereof.

Such proxies are authorized to vote in their discretion (a) for the election of any person to the Board of Directors if any nominees named herein becomes unable to serve or for good cause will not serve, (b) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (c) such other business as may properly be brought before the meeting or any continuation, postponement, or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side